Exhibit 10.1

PURCHASE AND SALE AGREEMENT

BETWEEN

THE FUND IX, FUND X, FUND XI, and REIT JOINT VENTURE

AND

LEXINGTON CORPORATE PROPERTIES TRUST

1409 CENTERPOINT BOULEVARD

KNOXVILLE, TENNESSEE

February 22, 2005

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS	1
ARTICLE 2. PURCHASE AND SALE	7
2.1. Agreement to Sell and Purchase the Property	7
2.2. Permitted Exceptions	7
2.3. Earnest Money	7
2.4. Purchase Price	8
2.5. Intentionally Deleted	8
2.6. Independent Contract Consideration	8
2.7. Closing	9
ARTICLE 3. Purchaser’s Inspection and Review Rights	9
3.1. Due Diligence Inspections	9
3.2. Deliveries by Seller to Purchaser; Purchaser’s Access to Property Records of Seller	10
3.3. Condition of the Property	12
3.4. Title and Survey	12
3.5. Service Contracts	13
3.6. Termination of Agreement	14
3.7. Confidentiality	14
ARTICLE 4. Representations, Warranties AND OTHER AGREEMENTS	15
4.1. Representations and Warranties of Seller	15
4.2. Knowledge Defined	18
4.3. Covenants and Agreements of Seller	19
4.4. Representations and Warranties of Purchaser	20
ARTICLE 5. CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS	21
5.1. Seller’s Closing Deliveries	21
5.2. Purchaser’s Closing Deliveries	24
5.3. Closing Costs	25
5.4. Prorations and Credits	25
ARTICLE 6. CONDITIONS TO CLOSING	26
6.1. Conditions Precedent to Purchaser’s Obligations	26
6.2. Conditions Precedent to Seller’s Obligations	27
ARTICLE 7. CASUALTY AND CONDEMNATION	28
7.1. Casualty	28
7.2. Condemnation	28
ARTICLE 8. DEFAULT AND REMEDIES	29
8.1. Purchaser’s Default	29
8.2. Seller’s Default	30
ARTICLE 9. ASSIGNMENT	30
9.1. Assignment	30
ARTICLE 10. BROKERAGE COMMISSIONS	31
10.1. Broker	31
ARTICLE 11. INDEMNIFICATION	31
11.1. Indemnification by Seller	31
11.2. Indemnification by Purchaser	32
11.3. Limitations on Indemnification	32

11.4. Survival	32
11.5. Indemnification as Sole Remedy	32
ARTICLE 12. MISCELLANEOUS	32
12.1. Notices	32
12.2. Possession	33
12.3. Time Periods	33
12.4. Publicity	34
12.5. Discharge of Obligations	34
12.6. Severability	34
12.7. Construction	34
12.8. Sale Notification Letters	34
12.9. Access to Records Following Closing	34
12.10. Submission to Jurisdiction	35
12.11. General Provisions	35
12.12. Like-Kind Exchange	35
12.13. Attorney’s Fees	36
12.14. Counterparts	36
12.15. Effective Agreement	36

ii

SCHEDULE OF EXHIBITS

Reference
Exhibit “A-1”	Description of Land	p. 1

Exhibit “B”	List of Personal Property	pp. 4-5

Exhibit “B-1”	List of Property Excluded from Personal Property	p. 4-5

Exhibit “C”	List of Existing Commission Agreements	p. 3 & § 4.1(g)

Exhibit “D”	Form of Escrow Agreement	p. 3

Exhibit “E”	List of Existing Environmental Reports	p. 3

Exhibit “F”	Existing Survey	p. 3

Exhibit “G”	Lease	p. 4 & § 4.1(e)

Exhibit “H”	Letter of Credit	p. 4

Exhibit “I”	Title Exceptions	p. 4

Exhibit “J”	Exception Schedule	§ 4.1(d), § 4.1(e) & § 4.1(j)

Exhibit “K”	List of Service Contracts	p. 6

Exhibit “L-1”	Form of Tenant Estoppel Certificate	p. 6, § 4.3(e) & § 6.1(c)

Exhibit “M”	Property Tax Appeals	§ 4.1(i)

Exhibit “N”	Intentionally Omitted

Exhibit “O”	Management Agreement	§ 4.1(h)

Schedule of Exhibits

SCHEDULE OF CLOSING DOCUMENTS

Schedule 1	Form of Assignment and Assumption of Lease and Leasing Commission Obligations arising after Closing

Schedule 2	Form of Bill of Sale to Personal Property

Schedule 3	Form of Assignment and Assumption of Service Contracts

Schedule 4	Form of General Assignment of Seller’s Interest in Intangible Property

Schedule 5	Form of Seller’s Affidavit (for Purchaser’s Title Insurance Purposes)

Schedule 6	Form of Seller’s Certificate (as to Seller’s Representations and Warranties)

Schedule 7	Form of Seller’s FIRPTA Affidavit

Schedule 8	Form of Assignment of Letter of Credit

Schedule 9	Form of Purchaser’s Certificate (as to Purchaser’s Representations and Warranties)

PURCHASE AND SALE AGREEMENT

1409 CENTERPOINT BOULEVARD

THIS PURCHASE AND SALE AGREEMENT (the “Agreement”), made and entered into this 22nd day of February 2005, by and between THE FUND IX, FUND X, FUND XI, and REIT JOINT VENTURE, a Georgia joint venture (“Seller”), and LEXINGTON CORPORATE PROPERTIES TRUST, a Maryland statutory real estate investment trust (together with its permitted successors and assigns, “Purchaser”).

WITNESETH:

WHEREAS, Seller desires to sell its fee simple estate in certain improved real property commonly known as “1409 Centerpoint Boulevard” located at 1409 Centerpoint Boulevard, Knoxville, Tennessee, together with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

WHEREAS, the parties hereto desire to provide for said sale and purchase on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, each of the following capitalized terms shall have the meaning ascribed to such terms as set forth below:

“Annual Expense Stop” shall mean that amount equal to the Operating Expenses (as defined in the Lease) for the calendar year 2004.

“Assignment and Assumption of Lease” shall mean the form of assignment and assumption of the Lease and obligations under the Commission Agreements to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as SCHEDULE 1.

“Assignment and Assumption of Service Contracts” shall mean the form of assignment and assumption of the Service Contracts to be executed and delivered by Purchaser and Seller, at the Closing in the form attached hereto as SCHEDULE 3.

“Basket Limitation” shall mean an amount equal to $25,000.00.

“Bill of Sale” shall mean the form of bill of sale to the Personal Property to be executed and delivered to Purchaser by Seller as to the Personal Property, at the Closing in the form attached hereto as SCHEDULE 2.

“Broker” shall have the meaning ascribed thereto in Section 10.1 hereof.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which banking institutions in the States of Georgia or New York are authorized by law or executive action to close.

“Cap Limitation” shall mean an amount equal to $500,000.00.

“Closing” shall mean the consummation of the purchase and sale of the Property pursuant to the terms of this Agreement.

“Closing Date” shall have the meaning ascribed thereto in Section 2.7 hereof.

“Closing Documents” shall mean any certificate, instrument or other document delivered pursuant to this Agreement.

“Commission Agreements” shall have the meaning ascribed thereto in Section 4.1(g) hereof, and such agreements are more particularly described on EXHIBIT “C” attached hereto and made a part hereof.

“Covenants” shall mean the Protective Covenants for CenterPoint Business Park recorded in Warranty Book 2034, page 914, Knox County, Tennessee, Register’s Office, as corrected by Corrected Version, Protective Covenants for CenterPoint Business Park recorded in Warranty Book 2060, page 987, Knox County, Tennessee, Register’s Office, as amended.

“Due Diligence Deliveries” shall have the meaning ascribed thereto in Section 3.2 hereof.

“Due Diligence Material” shall have the meaning ascribed thereto in Section 3.7 hereof.

“Earnest Money” shall mean the sum of Five Hundred Thousand Dollars ($500,000.00 U.S.), together with all interest which accrues thereon as provided in Section 2.3(b) hereof and in the Escrow Agreement.

“Effective Date” shall mean the last date upon which the following shall have occurred: (a) Purchaser shall have executed and delivered to Seller at least one (1) signature page of this Agreement, (b) Purchaser shall have executed and delivered to Seller at least one (1) signature page of the Escrow Agreement, and (c) Seller shall have executed and delivered to Purchaser at least one (1) executed signature page of each of this Agreement and the Escrow Agreement. For purposes of determining the Effective Date, the signature pages will be deemed to have been delivered when deemed given under the provisions of Section 12.1 of this Agreement.

“Environmental Law” shall mean any law, ordinance, rule, regulation, order, judgment, injunction or decree relating to pollution or substances or materials which are considered to be hazardous or toxic, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act, any state and local environmental law, all amendments and supplements to any of the foregoing and all regulations and publications promulgated or issued pursuant thereto.

“Escrow Agent” shall mean the Title Company, at its office at 4170 Ashford Dunwoody Road, Suite 460, in Atlanta, Georgia, 30319.

“Escrow Agreement” shall mean that certain Escrow Agreement in the form attached hereto as EXHIBIT “D” entered into contemporaneously with the execution and delivery of this Agreement by Seller, Purchaser and Escrow Agent with respect to the Earnest Money.

“Existing Environmental Reports” shall mean those certain reports, correspondence and related materials, if any, more particularly described on EXHIBIT “E” attached hereto and made a part hereof.

“Existing Survey” shall mean that certain survey with respect to the Land and the Improvements, if any, more particularly described on EXHIBIT “F” attached hereto and made a part hereof.

“FIRPTA Affidavit” shall mean the form of FIRPTA Affidavit to be executed and delivered to Purchaser at Closing by Seller as to the Land and Improvements in the form attached hereto as SCHEDULE 7.

“First Title Notice” shall have the meaning ascribed thereto in Section 3.4 hereof.

“General Assignment” shall mean an assignment by Seller of its interest in intangible property owned by Seller (being Seller’s interest in the Intangible Property) and being conveyed as a part of the Property, to be executed by Seller at Closing, substantially in the form attached hereto as SCHEDULE 4 and made a part hereto, with such changes thereto as may be agreed upon by Seller and Purchaser to convey Seller’s intangible property associated with the Property.

“Hazardous Substances” shall mean any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized under any Environmental Law (including, without limitation, lead paint, asbestos, urea formaldehyde foam insulation, petroleum and polychlorinated biphenyls).

“Improvements” shall mean all buildings, structures and improvements now or on the Closing Date situated on the Land, including without limitation, all parking areas and facilities, improvements and fixtures located on the Land.

“Inspection Period” shall mean the period commencing on January 28, 2005, and expiring at 5:00 P.M. Eastern Standard Time on February 28, 2005.

“Intangible Property” shall mean all intangible property, if any, owned by Seller and related to the Land, the Improvements and the Personal Property, including without limitation, the rights and interests, if any, of Seller in and to the following (to the extent assignable): (i) all assignable plans and specifications and other architectural and engineering drawings for the Land and Improvements; (ii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property; (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements; and (iv) all of the right, title and interest of Seller in and to all Service Contracts that Purchaser agrees to assume (or is deemed to have agreed to assume).

“Land” shall mean that certain tract or parcel of real property located in Knox County, Tennessee, which is more particularly described on EXHIBIT “A-1” attached hereto, together with all rights, privileges and easements appurtenant to said real property, and all right, title and interest, if any, of Seller in and to any land lying in the bed of any street, road, alley or right-of-way, open or closed, adjacent to or abutting the Land.

“Lease” shall mean the lease identified as on EXHIBIT ”G” attached hereto, and any amended lease entered into in accordance with Section 4.3(a) hereof.

“Letter of Credit” shall mean the letter of credit delivered by the tenant under the Lease, as more particularly described on EXHIBIT ”H” attached hereto.

“Losses” shall have the meaning ascribed thereto in Section 11.1 hereof.

“Monetary Objection” or “Monetary Objections” shall mean (a) any mortgage, deed to secure debt, deed of trust or similar security instrument encumbering all or any part of the Property, (b) any mechanic’s, materialman’s or similar lien (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property), (c) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, (d) any judgment of record (other than a judgment of record against the tenant under the Lease) against such Property in the county or other applicable jurisdiction in which the Property is located, (e) any other lien or other encumbrance affecting title to the Property which can be removed according to its terms by payment of a liquidated sum of money, excluding any such other liens or encumbrances which are (x) identified in clauses (a)-(d) in the definition of “Permitted Exceptions” or (y) are required to be removed by the tenant or other occupant under the Lease, and (f) Post Effective Date Encumbrances.

“Operating Expenses Reimbursements” shall have the meaning ascribed thereto in Section 5.4(c) hereof.

“Other Notices of Sale” shall have the meaning ascribed thereto in Section 5.1(r) hereof.

“Permitted Exceptions” shall mean, collectively, (a) liens for taxes, assessments and governmental charges not yet due and payable or due and payable but not yet delinquent with respect to the Land and Improvements, (b) the Lease affecting the Land and Improvements, (c) such state of facts as would be disclosed by a current survey of the Land, (d) the matters set forth on EXHIBIT “I” attached hereto and made part hereof, and (e) such other easements, restrictions and encumbrances with respect to the Land and Improvements that do not constitute Monetary Objections, and that are approved (or are deemed approved) by Purchaser in accordance with the provisions of Section 3.4 hereof.

“Personal Property” shall mean all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which is either licensed to Seller or which Seller deems proprietary [a listing of such excluded computer software being set forth on EXHIBIT “B-1” attached hereto and made part hereof]), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Land and Improvements and situated thereon, as generally described on EXHIBIT “B” attached hereto and made a part hereof, and all non-confidential books, records and files (excluding any appraisals, budgets, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Seller or Seller’s property manager which Seller reasonably deems proprietary) relating to the Land and Improvements; provided, however, the property described on EXHIBIT “B-1” attached hereto and made a part hereof is expressly excluded from the definition of Personal Property. The Personal Property does not include any property owned by tenants, contractors or licensees, and shall be conveyed by Seller to Purchaser subject to depletions, replacements and additions in the ordinary course of Seller’s business.

“Post Effective Date Encumbrances” shall mean all encumbrances to title to the Property, other than the matters identified in clauses (a)-(e) of the definition of “Monetary Objections” which first encumber title to the Property by act or omission of Seller or any of the Seller-Related Entities, which act or omission was committed or accrued after the Effective Date of this Agreement and in violation or breach by Seller or any Seller-Related Entity of this Agreement

“Property” shall have the meaning ascribed thereto in Section 2.1 hereof.

“Property Manager” shall mean the third party property manager retained by Seller to provide property management services with respect to the Property pursuant to the Management Agreement.

“Purchase Price” shall be the amount specified in Section 2.4 hereof.

“Purchaser-Related Entities” shall have the meaning ascribed thereto in Section 11.1 hereof.

“Purchaser Waived Breach” shall have the meaning ascribed thereto in Section 11.3 hereof.

“Purchaser’s Broker” shall have the meaning ascribed thereto in Section 10.1 hereof.

“Purchaser’s Certificate” shall have the meaning ascribed thereto in Section 5.2(e) hereof.

“Purchaser’s Counsel” shall mean Paul, Hastings, Janofsky & Walker, LLP, 75 East 55th Street, New York, New York 10022, Attention: Katherine B. Lipton.

“Real Estate Transfer Taxes” shall mean the transfer tax, excise tax, documentary stamp tax or similar tax (however denominated) which may be imposed by the state, county and/or municipality in which the Property is located and be payable in connection with the conveyance of the Property by Seller to Purchaser hereunder.

“Right of Entry Agreement” shall mean that certain Right of Entry Agreement, dated as of January 28, 2005, between Seller and Purchaser.

“Security Deposit” shall mean any security deposits, rent or damage deposits or similar amounts (other than rent paid for the month in which the Closing occurs) actually held by Seller with respect to the Lease.

“Seller-Related Entities” shall have the meaning ascribed thereto in Section 11.2 hereof.

“Seller’s Affidavit” shall mean the form of owner’s affidavit to be given by Seller at Closing to the Title Company in the form attached hereto as SCHEDULE 5.

“Seller’s Certificate” shall mean the form of certificate to be executed and delivered by Seller to Purchaser at the Closing with respect to the truth and accuracy of Seller’s warranties and representations contained in this Agreement (modified and updated as the circumstances require), in the form attached hereto as SCHEDULE 6.

“Seller’s Counsel” shall mean Troutman Sanders LLP, Bank of America Plaza, Suite 5200, 600 Peachtree Street, N.E., Atlanta, Georgia 30308-2216, Attention: John W. Griffin and Jeffrey F. Hetsko.

“Service Contracts” shall mean all those certain contracts and agreements more particularly described as Service Contracts on EXHIBIT “K” attached hereto and made a part hereof relating to the repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the Closing Date, including, without limitation, all equipment leases.

“Special Warranty Deed” shall have the meaning ascribed thereto in Section 5.1(a).

“SNDA” shall have the meaning ascribed thereto in Section 4.3(g) hereof.

“Subsequent Title Notice” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Survey” and “Surveys” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Taxes” shall have the meaning ascribed thereto in Section 5.4(a) hereof.

“TDC Estoppel Certificate” shall mean an estoppel certificate to be sought from The Development Corporation of Knox County (i) dated within thirty (30) days prior to the Closing Date, and (ii) confirming (A) the absence of any material defaults or violations under the Covenants by Seller as “owner” as defined in the Covenants, and (B) all amendments or modifications of the Covenants.

“Tenant Estoppel Certificate” shall mean the certificate to be sought from the tenant under the Lease in substantially the form attached hereto as EXHIBIT ”L-1”; provided, however, if the Lease provides for the form or content of an estoppel certificate from the tenant thereunder, the Tenant Estoppel Certificate with respect to the Lease may be in the form as called for therein.

“Tenant Inducement Costs” shall mean any out-of-pocket payments required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, but without limitation, tenant improvement costs, lease buyout payments, and moving, design, refurbishment and club membership allowances and costs. The term “Tenant Inducement Costs” shall not include loss of income resulting from any free rental period, it being understood and agreed that Seller shall bear the loss resulting from any free rental period until the Closing Date and that Purchaser shall bear such loss from and after the Closing Date.

“Tenant Notice of Sale” shall have the meaning ascribed thereto in Section 5.1(q) hereof.

“Title Company” shall mean Chicago Title Insurance Company.

“Title Commitment” shall have the meaning ascribed thereto in Section 3.4 hereof.

“Transfer Fees” shall mean the fee(s), if any, charged by the issuer of the Letter of Credit to transfer the Letter of Credit from the Seller to Purchaser as the beneficiary thereof.

ARTICLE 2.

PURCHASE AND SALE

2.1. Agreement to Sell and Purchase the Property. Subject to and in accordance with the terms and provisions of this Agreement, Seller agrees to sell and Purchaser agrees to purchase, the following property (collectively, the “Property”):

(a) the Land;

(b) the Improvements;

(c) all right, title and interest of Seller as “landlord” or “lessor” in and to the Lease, and any guaranties of the Lease;

(d) the Personal Property; and

(e) the Intangible Property.

2.2. Permitted Exceptions. The Property shall be conveyed subject to the matters which are, or are deemed to be, Permitted Exceptions subject to Purchaser’s objection rights and Seller’s cure obligations under Section 3.4 hereof.

2.3. Earnest Money.

(a) On or before the day two (2) Business Days after the Effective Date, Purchaser shall deliver the Earnest Money to Escrow Agent by federal wire transfer, payable to Escrow Agent, which Earnest Money shall be held and released by Escrow Agent in accordance with the terms of the Escrow Agreement. Seller and Purchaser mutually acknowledge and agree that time is of the essence in respect of Purchaser’s timely deposit of the Earnest Money with Escrow Agent; and that if Purchaser fails to timely deposit the Earnest Money with Escrow Agent, this Agreement shall terminate, and neither party hereto shall have any further rights or obligations hereunder, except those provisions of this Agreement which by their express terms survive the termination of this Agreement.

(b) The Earnest Money shall be applied to the Purchase Price at the Closing and shall otherwise be held, refunded, or disbursed in accordance with the terms of the Escrow Agreement and this Agreement. Interest and other income from time to time earned on the Earnest Money shall be earned for the account of Purchaser, and shall be a part of the Earnest Money; and the Earnest Money hereunder shall be comprised of the Earnest Money initially deposited hereunder and all such interest and other income.

2.4. Purchase Price. Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the “Purchase Price”) to be paid by Purchaser to Seller for the Property shall be that amount equal to TWELVE MILLION DOLLARS ($12,000,000.00 U.S.). Notwithstanding the foregoing to the contrary, in the event the actual “Operating Expenses” (as defined in the Lease) for the calendar year 2004 exceed $482,153.92, then upon determination of such actual Operating Expenses for the calendar year 2004, the Purchase Price shall be adjusted downward by an amount equal to the number obtained by dividing (x) the excess, if any, of such actual Operating Expenses for the calendar year 2004 over $482,153.92, by (y) 0.078214. In the event such actual Operating Expenses for the calendar year 2004 have not been determined at Closing, then the adjustment of the Purchase Price shall occur post-Closing, and Seller shall make the appropriate adjusting payment, if any, to Purchaser after Closing contemporaneously with presentment to Purchaser of Seller’s calculation of such actual Operating Expenses for the calendar year 2004 and appropriate back-up information. The Purchase Price shall be paid by Purchaser to Seller at the Closing as follows:

(a) The Earnest Money shall be paid by Escrow Agent to Seller at Closing; and

(b) At Closing, the balance of the Purchase Price, after applying, as partial payment of the Purchase Price, the Earnest Money, and subject to prorations and other adjustments specified in this Agreement, shall be paid by Purchaser in immediately available funds to the Title Company, for further delivery to an account or accounts designated by Seller. If the amount due from Purchaser pursuant to this Agreement is not received by the Title Company on or before the later of 3:00 p.m. Eastern Standard Time or in sufficient time for reinvestment on the Closing Date, then the Closing shall be delayed by one (1) Business Day; provided, however, that if the day set for Closing is the outside date for Closing (after taking into account all applicable extensions of such date pursuant to this Agreement), then in such event, (x) the Closing shall not be delayed but shall occur on such day so long as the amount due from Purchaser is received by the Title Company in immediately available funds by the close of business on such day, and Purchaser shall reimburse Seller for loss of interest due to the inability to reinvest Seller’s funds on the Closing Date, calculated at the rate of eight percent (8%) per annum (calculated on a per diem basis, using a 365-day year), or (y) if the amount due from Purchaser has not been received by the Title Company in immediately available funds by the close of business on such day, Closing shall not be delayed, Purchaser shall be in default hereunder, and Seller may exercise any and all remedies available to Seller on account of such default. The provisions of the preceding sentence of this Section 2.4(b) shall survive the Closing.

2.5. Intentionally Deleted.

2.6. Independent Contract Consideration. In addition to, and not in lieu of the delivery to Escrow Agent of the Earnest Money, concurrently with Purchaser’s execution and delivery of this Agreement to Seller, Purchaser shall deliver to Seller Purchaser’s check, payable to the order to Seller, in the amount of One Hundred and No/100 Dollars ($100.00). Seller and Purchaser hereby mutually acknowledge and agree that said sum represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Purchaser’s right to inspect the Property pursuant to Article III. Said sum is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events.

2.7. Closing. The consummation of the sale by Seller and purchase by Purchaser of the Property (the “Closing”) shall be held on or before March 15, 2005 (but not earlier than five (5) Business Days after the expiration of the Inspection Period unless Seller consents to such earlier Closing) (the “Closing Date”); provided, however, that Purchaser shall have the right to extend the Closing Date for up to five (5) days, by giving written notice thereof to Seller and Escrow Agent no later than March 14, 2005. Subject to the foregoing, the Closing shall take place as an office in the metropolitan Atlanta, Georgia, area, and at such specific place, time and date (the “Closing Date”) as shall be designated by Purchaser in a written notice to Seller not less than three (3) Business Days prior to Closing. If Purchaser fails to give such notice of the Closing Date, the Closing shall be at the offices of the Title Company, 4170 Ashford Dunwoody Road, Suite 460, Atlanta, Georgia 30399, at 10:00 a.m. on March 15, 2005. It is contemplated that the transaction shall be closed with the concurrent delivery of the documents of title and the payment of the Purchase Price. Notwithstanding the foregoing, there shall be no requirement that Seller and Purchaser physically meet for the Closing, and all documents to be delivered at the Closing shall be delivered to the Title Company unless the parties hereto mutually agree otherwise. Seller and Purchaser agree to use reasonable efforts to complete all requirements for the Closing prior to the Closing Date.

ARTICLE 3.

PURCHASER’S INSPECTION AND REVIEW RIGHTS

3.1. Due Diligence Inspections.

(a) From and after the Effective Date until the Closing Date or earlier termination of the inspection rights of Purchaser under this Agreement, Seller shall permit Purchaser and its authorized representatives to inspect the Property, to perform due diligence and environmental investigations, to examine the records of Seller with respect to the Property, and make copies thereof, at such times during normal business hours as Purchaser or its representatives may request. All such inspections shall be nondestructive in nature, and specifically shall not include any physically intrusive testing. All such inspections shall be performed in such a manner to minimize any interference with the business of the tenant under the Lease, and, in each case, in compliance with the rights and obligations of Seller as landlord under the Lease. Purchaser agrees that Purchaser shall make no contact with and shall not interview the tenant under the Lease without the express prior consent of Seller, which consent may be given verbally. All inspection fees, appraisal fees, engineering fees and all other costs and expenses of any kind incurred by Purchaser relating to the inspection of the Property shall be solely Purchaser’s expense. Seller reserves the right to have a representative present at the time of making any such inspection. Purchaser shall notify Seller or Seller’s agent, which notification may be given verbally, not less than two (2) Business Days in advance of making any such inspection.

(b) If the Closing is not consummated hereunder, Purchaser shall promptly deliver to Seller (if contractually permitted to do so) copies of all reports, surveys and other information furnished to Purchaser by third parties in connection with such inspections, provided that Purchaser is not contractually prohibited from doing so; provided further, however, that delivery of such copies and information shall be without warranty or representation whatsoever, express or implied, including, without limitation, any warranty or representation as to ownership, accuracy, adequacy or completeness thereof or otherwise. Purchaser shall use commercially reasonable efforts to avoid any contractual obligations prohibiting the delivery to Seller of copies of such reports, surveys and information. This Section 3.1(b) shall survive the termination of this Agreement.

(c) To the extent that Purchaser or any of its representatives, agents or contractors damages or disturbs the Property or any portion thereof, Purchaser shall return the same to substantially the same condition which existed immediately prior to such damage or disturbance. Purchaser hereby agrees to and shall indemnify, defend and hold harmless Seller from and against any and all expense, loss or damage which Seller may incur (including, without limitation, reasonable attorney’s fees actually incurred) as a result of any act or omission of Purchaser or its representatives, agents or contractors, other than any expense, loss or damage to the extent arising from any act or omission of Seller during any such inspection. Said indemnification shall not extend to pre-existing conditions merely discovered by Purchaser. Said indemnification agreement shall survive the Closing, or earlier termination of this Agreement, until the expiration of any applicable statute of limitations. Purchaser shall maintain and shall ensure that Purchaser’s consultants and contractors maintain commercial general liability insurance in an amount not less than $2,000,000, combined single limit, and in form and substance adequate to insure against all liability of Purchaser and its consultants and contractors, respectively, and each of their respective agents, employees and contractors, arising out of inspections and testing of the Property or any part thereof made on Purchaser’s behalf. Purchaser agrees to provide to Seller, upon Seller’s request, a certificate of insurance with regard to each applicable liability insurance policy prior to any entry upon the Property by Purchaser or its consultants or contractors, as the case may be, pursuant to this Section 3.1.

(d) Seller hereby agrees that prior to the termination of this Agreement, neither Seller nor any of Seller’s affiliates, subsidiaries, agents, representatives or successors shall enter into any contract to sell or transfer (directly or indirectly) the Property or any interest therein or negotiate with any third party respecting the sale of the Property or any interest therein.

3.2. Deliveries by Seller to Purchaser; Purchaser’s Access to Property Records of Seller.

(a) Seller and Purchaser acknowledge that all of the following (the “Due Diligence Deliveries”) either have been or shall be delivered or made available to Purchaser (and Purchaser further acknowledges that no additional items are required to be delivered by Seller to Purchaser except as may be expressly set forth in other provisions of this Agreement):

(i)	Copies of current property tax bills with respect to the Property.

(ii)	Copies of operating statements for the past twenty-four (24) months with respect to the Property.

(iii)	Copies of the Lease and any guarantees relating thereto existing as of the Effective Date.

(iv)	Copies of the Commission Agreements.

(v)	Copies of all Service Contracts currently in place.

(vi)	A copy of the Existing Survey.

(vii)	Copies of the Existing Environmental Reports.

(viii)	Copies of all certificates of occupancy with respect to the Property which are in Seller’s possession.

(b) From the Effective Date until the last Closing Date under this Agreement, or earlier termination of this Agreement, Seller shall allow Purchaser and Purchaser’s representatives, on reasonable advance notice and during normal business hours, to have access to Seller’s existing non-confidential books, records and files relating to the Properties, at the office of Seller at 6200 The Corners Parkway, Norcross, Georgia 30092, for the purpose of inspecting and (at Purchaser’s expense) copying the same, including, without limitation, the materials listed below (to the extent any or all of the same are in the possession of Seller), subject, however, to the limitations of any confidentiality or nondisclosure agreement to which Seller may be bound, and provided that Seller shall not be required to deliver or make available to Purchaser any appraisals, third party reports (other than the Existing Environmental Reports) obtained by Seller prior to or in connection with the acquisition of the Property by Seller, strategic plans for the Property, internal analyses, information regarding the marketing for sale of the Property, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary. Purchaser acknowledges and agrees, however, that Seller makes no representation or warranty of any nature whatsoever, express or implied, with respect to the ownership, enforceability, accuracy, adequacy or completeness or otherwise of any of such records, evaluations, data, investigations, reports or other materials. If the Closing contemplated hereunder fails to take place for any reason, or if Purchaser or Seller elect to terminate the inspection rights of Purchaser under the Right of Entry Agreement or this Agreement, Purchaser shall promptly return (or certify as having destroyed) all copies of materials copied from the books, records and files of Seller relating to the Properties. It is understood and agreed that Seller shall not have any obligation to obtain, commission or prepare any such books, records, files, reports or studies not now in the possession or control of Seller. Subject to the foregoing, Seller agrees to make available to Purchaser for inspection and copying, without limitation, the following books, records and files relating to the Property, all to the extent the same are in the possession of Seller:

(i)	Tenant Information. Copies of any financial statements or other financial information of the tenant under the Lease (and the Lease guarantors, if any), written information relative to the tenant’s payment history, tenant correspondence, and copies of all certificates of insurance provided by tenant pursuant to the terms of the Lease, to the extent Seller has the same in its possession;

(ii)	Plans. All available construction plans and specifications in the possession of Seller relating to the development, condition, repair and maintenance of the Property;

(iii)	Permits; Licenses. Copies of any permits, licenses, or other similar documents in the possession of Seller relating to the use, occupancy or operation of the Property; and

(iv)	Operating Costs and Expenses. All available records of any operating costs and expenses for the Property in the possession of Seller.

3.3. Condition of the Property.

(a) Seller recommends that Purchaser employ one or more independent engineering and/or environmental professionals to perform engineering, environmental and physical assessments on Purchaser’s behalf in respect of the Property and the condition thereof. Purchaser and Seller mutually acknowledge and agree that the Property is being sold in an “AS IS” condition and “WITH ALL FAULTS,” known or unknown, contingent or existing. Purchaser has the sole responsibility to fully inspect the Property, to investigate all matters relevant thereto, including, without limitation, the condition of the Property, and to reach its own, independent evaluation of any risks (environmental or otherwise) or rewards associated with the ownership, leasing, management and operation of the Property. Effective as of the Closing and except as expressly set forth in this Agreement, Purchaser hereby waives and releases Seller and its officers, directors, shareholders, members, partners, agents, affiliates, employees and successors and assigns from and against any and all claims, obligations and liabilities arising out of or in connection with the Property.

(b) To the fullest extent permitted by law, Purchaser does hereby unconditionally waive and release Seller and its officers, directors, shareholders, members, partners, agents, affiliates and employees from any present or future claims and liabilities of any nature arising from or relating to the presence or alleged presence of Hazardous Substances in, on, at, from, under or about the Property or any adjacent property, including, without limitation, any claims under or on account of any Environmental Law, regardless of whether such Hazardous Substances are located in, on, at, from, under or about the Property or any adjacent property prior to or after the date hereof (collectively, “Environmental Liabilities”); provided, however, that the foregoing release as it applies to Seller, its officers, directors, shareholders, members, partners, agents, affiliates and employees, shall not release Seller or its general partners or members from any Environmental Liabilities of (i) Seller relating to any Hazardous Substances which may be placed, located or released on the Property by Seller after the date of Closing, or (ii) the general partners or members of Seller relating to any Hazardous Substances which may be placed, located or released on the Property by Seller after the date of Closing. The terms and provisions of this Section 3.3 shall survive the Closing.

3.4. Title and Survey. Seller shall provide Purchaser with a preliminary title commitment with respect to the Property (“Title Commitment”) for the issuance by Chicago Title Insurance Company of a title policy in favor of Purchaser in ALTA-B form, with extended coverage and the following endorsements (to the extent issued in Tennessee): survey, access, zoning (with parking), tax lot, and subdivision. Seller shall obtain and deliver to Purchaser an update to the Existing Survey (such update, the “Survey”). Copies of the Survey and any updates or revisions to the same shall be made available concurrently to Seller and Purchaser. Purchaser shall have until the later to occur of (i) five (5) Business Days prior to the end of the Inspection Period, or (ii) three (3) Business Days after the last to occur of Purchaser’s receipt of the Survey and Purchaser’s receipt of the Title Commitment to give written notice (the “First Title Notice”) to Seller’s Counsel of such objections as Purchaser may have to any exceptions to title disclosed in the Title Commitment or in the Survey or otherwise in Purchaser’s examination of title. From time to time at any time after the First Title Notice and prior to the Closing Date, Purchaser may give written notice (a “Subsequent Title Notice”) to Seller’s Counsel of exceptions to title first appearing of record with respect to the Property after the effective date of the most recent previous Title Commitment or updated Title Commitment or matters of survey which matters of record or matters of survey would not have been disclosed by an accurate updated examination of title or preparation of an updated ALTA survey prior to date of the initial Title Commitment or the initial Survey. Seller shall have the right, but not the obligation (except as to Monetary Objections), to attempt to remove, satisfy or otherwise cure any exceptions to title to which the Purchaser so objects. Within five (5) Business Days after receipt of Purchaser’s First Title Notice, Seller shall give written notice to Purchaser’s Counsel informing the Purchaser of the election of Seller with respect to the objections in the First Title Notice. Within five (5) Business Days after receipt of any Subsequent Title Notice, Seller shall give written notice to Purchaser’s Counsel informing the Purchaser of the election of Seller with respect to the objections in such Subsequent Title Notice. If Seller fails to give written notice of election within such five (5) Business Day period, Seller shall be deemed to have elected not to attempt to cure the objections (other than Monetary Objections) set forth in the First Title Notice or such Subsequent Title Notice, whichever is applicable. If Seller elects to attempt to cure any objections, Seller shall be entitled to one or more reasonable adjournments of the Closing of up to but not beyond the thirtieth (30th) day following the initial date set for the Closing to attempt such cure, but, except for Monetary Objections, Seller shall not be obligated to expend any sums, commence any suits or take any other action to effect such cure. Except as to Monetary Objections, if Seller elects, or is deemed to have elected, not to cure any exceptions to title to which Purchaser has objected or if, after electing to attempt to cure, Seller determines that it is unwilling or unable to remove, satisfy or otherwise cure any such exceptions, Purchaser’s sole remedy hereunder in such event shall be either (i) to accept title to the Property subject to such exceptions as if Purchaser had not objected thereto and without reduction of the Purchase Price, (ii) if such exceptions are matters first appearing of record or first disclosed by any Survey or updated Title Commitment after the date of this Agreement, to terminate this Agreement, or (iii) to terminate this Agreement within three (3) Business Days after receipt of written notice from Seller either of the election of Seller not to attempt to cure any objection or of the determination of Seller, having previously elected to attempt to cure, that Seller is unable or unwilling to do so, or three (3) Business Days after Seller is deemed hereunder to have elected not to attempt to cure such objections (and upon any such termination under clause (ii) or (iii) above, Escrow Agent shall return the Earnest Money to Purchaser). Notwithstanding anything to the contrary contained elsewhere in this Agreement, Seller shall be obligated to cure or satisfy all Monetary Objections at or prior to Closing, and may use the proceeds of the Purchase Price at Closing for such purpose.

3.5. Service Contracts. On or before the last day of the Inspection Period, Purchaser will designate in a written notice to Seller which Service Contracts Purchaser will assume and which Service Contracts will be terminated by Seller at Closing; provided, however, that Seller shall not be obligated to terminate, and Purchaser shall assume the obligations of Seller arising from and after Closing under, all Service Contracts which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation; further provided, however, that if such written notice from Purchaser designating which Service Contracts are to be terminated by Seller at Closing is given less than thirty (30) days prior to the Closing Date, then Seller shall give notice under those Service Contracts which can be terminated by Seller upon no more than thirty (30) days prior notice without payment of a fee, premium, penalty or other form of early termination compensation (the “Late Notice Service Contracts”), and, in addition to assuming the obligations of Seller first accruing on or after

Closing under all Service Contracts which cannot be terminated by Seller upon no more than thirty (30) days prior notice or which can be terminated by Seller only upon payment of a fee, premium, penalty or other form of early termination compensation, Purchaser shall assume the obligations of Seller first accruing on or after Closing under the Late Notice Service Contracts through the effective date of such termination thereof; provided further, however, Seller shall be required to terminate all Service Contracts which are with any Seller-Related Entities. Notwithstanding the foregoing to the contrary, Purchaser hereby irrevocably elects to assume at Closing all Service Contracts set forth on EXHIBIT “K” attached hereto. Subject to the foregoing, and taking into account any credits or prorations to be made pursuant to Article 5 hereof for payments coming due after Closing but accruing prior to Closing, Purchaser will assume the obligations arising from and after the Closing Date under those Service Contracts which Purchaser has designated will not be terminated. Subject to the foregoing, Seller, without cost to Purchaser, shall terminate at Closing all Service Contracts that are not so assumed. If Purchaser fails to notify Seller in writing on or before the last day of the Inspection Period of any Service Contracts that Purchaser does not desire to assume at Closing, Purchaser shall be deemed to have elected to assume all such Service Contracts and to have waived its right to require Seller to terminate such Service Contracts at Closing.

3.6. Termination of Agreement. Purchaser shall have until the expiration of the Inspection Period to determine, in Purchaser’s sole opinion and discretion, the suitability of the Property for acquisition by Purchaser or Purchaser’s permitted assignee. Purchaser shall have the right to terminate this Agreement at any time on or before said time and date of expiration of the Inspection Period by giving written notice to Seller of such election to terminate. If Purchaser so elects to terminate this Agreement pursuant to this Section 3.6, Escrow Agent shall pay the Earnest Money to Purchaser, whereupon, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement. If Purchaser fails to so terminate this Agreement prior to the expiration of the Inspection Period, Purchaser shall have no further right to terminate this Agreement pursuant to this Section 3.6.

3.7. Confidentiality. All information acquired by Purchaser or any of its designated representatives (including by way of example, but not in limitation, the officers, directors, shareholders and employees of Purchaser, and Purchaser’s engineers, consultants, counsel and potential lenders, and the officers, directors, shareholders and employees of each of them) with respect to the Property, whether delivered by Seller or any representatives of Seller or obtained by Purchaser as a result of its inspection and investigation of the Property, examination of the books, records and files of Seller in respect of the Property, or otherwise (collectively, the “Due Diligence Material”) shall be used solely for the purpose of determining whether the Property is suitable for Purchaser’s acquisition and ownership thereof and for no other purpose whatsoever. Prior to Closing, the terms and conditions which are contained in this Agreement and all Due Diligence Material which is not published as public knowledge or which is not generally available in the public domain shall be kept in strict confidence by Purchaser and shall not be disclosed to any individual or entity other than to those authorized representatives of Purchaser and Purchaser’s prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders, who need to know the information for the purpose of assisting Purchaser in evaluating the Property for Purchaser’s potential acquisition thereof; provided, however, that Purchaser shall have the right to disclose any such information if required by applicable law or as may be necessary in connection with any court action or proceeding with respect to this Agreement. Purchaser shall and hereby agrees to indemnify and hold Seller harmless from and against any and all loss, liability, cost, damage or expense that Seller may suffer or incur (including, without limitation, reasonable attorneys’ fees actually incurred) as a result of the unpermitted disclosure of any of the Due Diligence Material to any individual or entity other than an appropriate representative of Purchaser and Purchaser’s prospective and actual counsel, accountants, professionals, consultants, attorneys and lenders and/or the use of any Due Diligence Material for any purpose other than as herein contemplated and permitted. The foregoing indemnity shall not extend to disclosure of any Due Diligence Material (i) as may be required by applicable law, or (ii) that is or becomes public knowledge other than by virtue of a breach of Purchaser’s covenant under this Section 3.7. If Purchaser or Seller elect to terminate this Agreement pursuant to any provision hereof permitting such termination, or if the Closing contemplated hereunder fails to occur for any reason, Purchaser will promptly return to Seller all Due Diligence Material in the possession of Purchaser and any of its representatives, and destroy all copies, notes or abstracts or extracts thereof, as well as all copies of any analyses, compilations, studies or other documents prepared by Purchaser or for its use (whether in written or electronic form) containing or reflecting any Due Diligence Material. In the event of a breach or threatened breach by Purchaser or any of its representatives of this Section 3.7, Seller shall be entitled, in addition to other available remedies, to an injunction restraining Purchaser or its representatives from disclosing, in whole or in part, any of the Due Diligence Material and any of the terms and conditions of this Agreement. Nothing contained herein shall be construed as prohibiting or limiting Seller from pursuing any other available remedy, in law or in equity, for such breach or threatened breach. The provisions of this Section shall survive any termination of this Agreement.

ARTICLE 4.

REPRESENTATIONS, WARRANTIES AND OTHER AGREEMENTS

4.1. Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:

(a)	Organization, Authorization and Consents.

(i)	Seller has the right, power and authority to enter into this Agreement and to sell the Property in accordance with the terms and provisions of this Agreement, to engage in the transaction contemplated in this Agreement and to perform and observe all of the terms and provisions hereof.

(ii)	Seller is a duly organized and validly existing joint venture under the laws of the State of Georgia, whose joint venture partners are Wells Real Estate Fund IX, L.P., Wells Real Estate Fund X, L.P., Wells Real Estate Fund XI, L.P., and Wells Operating Partnership, L.P.

(iii)	Wells Real Estate Fund IX, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(iv)	Wells Real Estate Fund X, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(v)	Wells Real Estate Fund XI, L.P. is a duly organized and validly existing limited partnership under the laws of the State of Georgia, whose general partners are Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership.

(vi)	Wells Operating Partnership, L.P., is a duly organized and validly existing limited partnership under the laws of the State of Delaware, whose sole general partner is Wells Real Estate Investment Trust, Inc., a Maryland corporation.

(vii)	Wells Partners, L.P. is a duly formed and validly existing limited partnership under the laws of the State of Georgia, whose general partner is Wells Capital, Inc.

(viii)	Wells Capital, Inc. is a duly organized and validly existing corporation under the laws of the State of Georgia.

(ix)	Wells Real Estate Investment Trust, Inc. is a duly organized and validly existing corporation under the laws of the State of Maryland.

(b) Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property or any portion thereof pursuant to the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Seller is bound.

(d) Litigation. Except as disclosed on EXHIBIT ”J” attached hereto, Seller has not received written notice of any pending or threatened suit, action or proceeding, which (i) if determined adversely to Seller, materially and adversely affects the use or value of the Property, or (ii) questions the validity of this Agreement or any action taken or to be taken pursuant hereto, or (iii) involves condemnation or eminent domain proceedings involving the Property or any portion thereof, or (iv) relates to the revocation or modification of any license, permit or other approval (including zoning and entitlements approvals) related to the development, ownership, use or operation of the Property for the current use of the Property.

(e) Existing Leases. Other than the Lease listed on EXHIBIT ”G” attached hereto, Seller has not entered into any contract or agreement with respect to the occupancy of the Property or any portion or portions thereof which will be binding on Purchaser or the Property after the Closing. The copies of the Lease heretofore delivered or made available by Seller to Purchaser are true, correct and complete copies thereof in all material respects, and the Lease has not been amended except as evidenced by amendments similarly delivered and listed on EXHIBIT ”G” attached hereto and constitute the entire agreement between Seller and the tenant thereunder. Except as set forth in EXHIBIT “J” attached hereto, Seller has not given or received any written notice of any party’s default or failure to comply with the terms and provisions of Lease which remains uncured.

(f) Right of First Offer or Right of First Refusal. No tenant of Seller or any other person or entity has any right or option (including any right of first refusal or right of first offer) to purchase all or any part of the Property or any interest therein.

(g) Leasing Commissions. There are no lease brokerage agreements, leasing commission agreements or other agreements providing for payments of any amounts for leasing activities or procuring tenants with respect to the Property or any portion or portions thereof other than as disclosed in EXHIBIT “C” attached hereto (the “Commission Agreements”), and all leasing commissions and brokerage fees accrued or due and payable under the Commission Agreements with respect to the Property as of the date hereof and at the Closing have been or shall be paid in full. Notwithstanding anything to the contrary contained herein, Purchaser shall be responsible for the payment of all leasing commissions payable for (a) any new leases entered into after the Effective Date that have been approved (or deemed approved) by Purchaser, and (b) the renewal, expansion or extension of the Lease existing as of the Effective Date and exercised or effected after the Effective Date.

(h) Management Agreement. Except for that certain management agreement more particularly described on EXHIBIT ”O” attached hereto and made a part hereof (the “Management Agreement”), there is no agreement currently in effect relating to the management of the Property by any third-party management company; and such Management Agreement is terminable without penalty on or before the last day of the calendar month following thirty (30) days prior written notice of termination.

(i) Taxes and Assessments. Except as may be set forth on EXHIBIT “M” attached hereto and made a part hereof, Seller has not filed, and has not retained anyone to file, notices of protests against, or to commence action to review, real property tax assessments against the Property.

(j) Compliance with Laws. To Seller’s knowledge, and except as set forth on EXHIBIT “J”, Seller has received no written notice alleging any violations of law (including any Environmental Law), municipal or county ordinances, or other legal requirements with respect to the Property where such violations remain outstanding.

(k) Other Agreements. To Seller’s knowledge, except for the Lease, the Service Contracts, the Commission Agreements, the Management Agreement, and the Permitted Exceptions, there are no leases, management agreements, brokerage agreements, leasing agreements or other agreements or instruments in force or effect that grant to any person or any entity (other than Seller) any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property which will survive the Closing or be binding upon Purchaser other than those which Purchaser has agreed in writing to assume prior to the expiration of the Inspection Period (or is deemed to have agreed to assume) or which are terminable upon thirty (30) days notice without payment of premium or penalty.

(l) Seller Not a Foreign Person. Seller is not a “foreign person” which would subject Purchaser to the withholding tax provisions of Section 1445 of the Internal Revenue Code of 1986, as amended.

(m) Employees. Seller has no employees to whom by virtue of such employment Purchaser will have any obligation after the Closing.

(n) Security Deposit. No Security Deposit is currently held by Seller under the Lease. The Letter of Credit is addressed elsewhere in this Agreement.

The representations and warranties made in this Agreement by Seller shall be continuing and shall be deemed made as of the date hereof and remade by Seller as of the Closing Date in all material respects, with the same force and effect as if made on, and as of, such date, subject to Seller’s right to update such representations and warranties by written notice to Purchaser and in the certificate of Seller to be delivered pursuant to Section 5.1(h) hereof.

Except as otherwise expressly provided in this Agreement or in any documents to be executed and delivered by Seller to Purchaser at the Closing, Seller has not made, and Purchaser has not relied on, any information, promise, representation or warranty, express or implied, regarding the Property, whether made by Seller, on behalf of Seller, or otherwise, including, without limitation, the physical condition of the Property, the financial condition of the tenant under the Lease, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of hazardous wastes, toxic substances or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, past or future economic performance of the tenant or the Property, and any other information pertaining to the Property or the market and physical environments in which the Property is located. Purchaser acknowledges (i) that Purchaser has entered into this Agreement with the intention of making and relying upon its own investigation or that of Purchaser’s own consultants and representatives with respect to the physical, environmental, economic and legal condition of the Property and (ii) that Purchaser is not relying upon any statements, representations or warranties of any kind, other than those specifically set forth in this Agreement or in any document to be executed and delivered by Seller to Purchaser at the Closing, made (or purported to be made) by Seller or anyone acting or claiming to act on behalf of Seller. Purchaser will inspect the Property and become fully familiar with the physical condition thereof and, subject to the terms and conditions of this Agreement, shall purchase the Property in its “as is” condition, “with all faults,” on the Closing Date. The provisions of this paragraph shall survive the Closing for a period of one hundred eighty (180) days following the Closing.

4.2. Knowledge Defined. All references in this Agreement to the “knowledge of Seller” or “to Seller’s knowledge” shall refer only to the actual knowledge of Patricia Morris, who has been actively involved in the management of Seller’s business in respect of the Property in the capacity as Asset Manager for Seller, the actual knowledge of David H. Steinwedell, Chief Investment Officer for Seller, and the actual knowledge of F. Parker Hudson, Managing Director of Dispositions for Seller. The term “knowledge of Seller” or “to Seller’s knowledge” shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller, or any affiliate of Seller, or to any other partner, member, beneficial owner, officer, director, agent, manager, representative or employee of Seller, or any of their respective affiliates, or to impose on any of the individuals named above any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. There shall be no personal liability on the part of the individuals named above arising out of any representations or warranties made herein or otherwise.

4.3. Covenants and Agreements of Seller.

(a) Leasing Arrangements. During the pendency of this Agreement, Seller will not enter into any lease affecting the Property, or modify or amend in any respect, or terminate, the existing Lease without Purchaser’s prior written consent in each instance, which consent, prior to the end of the Inspection Period, shall not be unreasonably withheld, delayed or conditioned and which shall be deemed given unless withheld by written notice to Seller given within five (5) Business Days after Purchaser’s receipt of Seller’s written request therefor, each of which requests shall be accompanied by a copy of any proposed modification or amendment of an existing Lease or of any new Lease that Seller wishes to execute between the Effective Date and the Closing Date, including, without limitation, a description of any Tenant Inducement Costs and leasing commissions associated with any proposed renewal or expansion of an existing Lease or with any such new Lease. If Purchaser fails to notify Seller in writing of its approval or disapproval within said five (5) Business Day period, such failure by Purchaser shall be deemed to be the approval of Purchaser. After the end of the Inspection Period, Seller shall not enter into any lease affecting the Property, or modify or amend in any respect, or terminate the existing Lease without Purchaser’s prior written consent in each instance, which consent may be withheld in Purchaser’s sole discretion. At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable attorneys’ fees, actually incurred by Seller pursuant to a renewal or expansion of the existing Lease after the Effective Date or new Lease approved by Purchaser hereunder.

(b) New Contracts. During the pendency of this Agreement, Seller will not enter into any contract, or modify, amend, renew or extend any existing contract, that will be an obligation affecting the Property or any part thereof subsequent to the Closing without Purchaser’s prior written consent in each instance (which Purchaser agrees not to withhold or delay unreasonably), except contracts entered into in the ordinary course of business that are terminable without cause (and without penalty or premium) on thirty (30) days (or less) notice.

(c) Operation of Property. During the pendency of this Agreement, Seller shall continue to operate the Property in a good and businesslike fashion consistent with Seller’s past practices.

(d) Insurance. During the pendency of this Agreement, Seller shall, at Seller’s expense, continue to maintain the insurance policies covering the Improvements as required by the terms of the Lease.

(e) TDC Estoppel Certificate. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser prior to Closing the TDC Estoppel Certificate signed by or on behalf of The Development Corporation of Knox County with respect to the Covenants; provided that the delivery of the TDC Estoppel Certificate shall not be a condition to Closing, and in no event shall the inability or failure of Seller to obtain and deliver the TDC Estoppel Certificate (Seller having used good faith efforts as set forth above) be a default of Seller hereunder.

(f) Tenant Estoppel Certificate. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain and deliver to Purchaser, prior to the expiration of the Inspection Period, a written Tenant Estoppel Certificate in the form attached hereto as EXHIBIT “L-1” signed by the tenant under the Lease; provided that delivery of such signed Tenant Estoppel Certificate shall be a condition of Closing only to the extent set forth in Section 6.1(c) hereof; and in no event shall the inability or failure of Seller to obtain and deliver said Tenant Estoppel Certificate (Seller having used its good faith efforts as set forth above as to the tenant under Lease) be a default of Seller hereunder.

(g) SNDA. Seller shall endeavor in good faith (but without obligation to incur any cost or expense) to obtain from the tenant under the Lease a subordination, nondisturbance and attornment agreement in the form reasonably requested by Purchaser’s lender or in the form attached to the Lease (“SNDA”); provided that the delivery of the SNDA shall not be a condition to Closing, and in no event shall the inability or failure of Seller to obtain and deliver the SNDA (Seller having used good faith efforts as set forth above) be a default of Seller hereunder; and provided further that Purchaser shall deliver to Seller the completed form of such SNDA as soon as reasonably practicable following the expiration of the Inspection Period under this Agreement.

(h) Management Agreement. Following the expiration of the Inspection Period and prior to Closing, Seller agrees to give written notice to the Property Manager of termination of the Management Agreement, such termination to be effective only in the event of the closing of the purchase and sale of the Property; provided, however, that Purchaser acknowledges and agrees that Section 7.1(b) of the Management Agreement provides that the effective date of the termination of the engagement of Property Manager is the last day of the calendar month occurring at least thirty (30) days after the delivery of written notice of termination; therefore, Purchaser shall assume the obligations of Seller first accruing on or after Closing under the Management Agreement through the effective date of such termination thereof. Following the expiration of the Inspection Period and prior to Closing, Purchaser shall have the right to negotiate in good faith a new property management agreement and related agreements with the Property Manager, using Purchaser’s standard forms for same and incorporating the same or substantially equivalent economic terms as the Management Agreement. Seller and Purchaser mutually acknowledge and agree that the execution and delivery by Property Manager of a replacement property management agreement and related agreements on Purchaser’s forms shall not be a condition to Closing, and Seller shall have no obligations whatsoever to Purchaser with respect to Purchaser’s negotiations with the Property Manager.

4.4. Representations and Warranties of Purchaser.

(a) Organization, Authorization and Consents. Purchaser is a duly organized and validly existing statutory real estate investment trust under the laws of the State of Maryland. Purchaser has the right, power and authority to enter into this Agreement and to purchase the Property in accordance with the terms and conditions of this Agreement, to engage in the transactions contemplated in this Agreement and to perform and observe the terms and provisions hereof.

(b) Action of Purchaser, Etc. Except for the approval of Purchaser’s investment committee, which approval Purchaser will obtain prior to the expiration of the Inspection Period unless Purchaser elects to terminate this Agreement prior to the expiration of the Inspection Period pursuant to Section 3.6 of this Agreement, Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Purchaser on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(c) No Violations of Agreements. Neither the execution, delivery or performance of this Agreement by Purchaser, nor compliance with the terms and provisions hereof, will result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under the terms of any indenture, deed to secure debt, mortgage, deed of trust, note, evidence of indebtedness or any other agreement or instrument by which Purchaser is bound.

(d) Litigation. To Purchaser’s knowledge, Purchaser has received no written notice that any action or proceeding is pending or threatened, which questions the validity of this Agreement or any action taken or to be taken pursuant hereto.

The representations and warranties made in this Agreement by Purchaser shall be continuing and shall be deemed remade by Purchaser as of the Closing Date, with the same force and effect as if made on, and as of, such date subject to Purchaser’s right to update such representations and warranties by written notice to Seller and in Purchaser’s certificate to be delivered pursuant to Section 5.2(e) hereof.

ARTICLE 5.

CLOSING DELIVERIES, CLOSING COSTS AND PRORATIONS

5.1. Seller’s Closing Deliveries. For and in consideration of, and as a condition precedent to Purchaser’s delivery to Seller of the Purchase Price, Seller shall obtain or execute and deliver to Purchaser at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a) Special Warranty Deed. A special warranty deed in the form customarily used in Tennessee pursuant to which a grantor warrants title only as to parties claiming by, through or under the grantor but not otherwise, from Seller with respect to the Land and Improvements (the “Special Warranty Deed”), subject only to the Permitted Exceptions, and executed and acknowledged by Seller. The legal description of the Land set forth in the Special Warranty Deed shall be based upon and conform to the legal description attached hereto as EXHIBIT ”A-1”. If and to the extent that any of the Permitted Exceptions requires the recitation or incorporation in any deed of any provisions of such Permitted Exception, the Special Warranty may conform to such requirements;

(b) Quitclaim Deed. Upon request, Seller shall deliver a quitclaim deed in the form customarily used in Tennessee to convey the Property by reference to the metes and bounds legal description of the Property as reflected on the Survey;

(c) Assignment and Assumption of Lease. Two (2) counterparts of an assignment and assumption of the Lease and, to the extent required elsewhere in this Agreement, the obligations of Seller under the Commission Agreements in the form attached hereto as SCHEDULE 1 (the “Assignment and Assumption of Lease”), executed and acknowledged by Seller;

(d) Bill of Sale. A bill of sale from Seller for the Personal Property of Seller in the form attached hereto as SCHEDULE 2 (the “Bill of Sale”), without warranty as to the title or condition of the Personal Property;

(e) Assignment and Assumption of Service Contracts. Two (2) counterparts of an assignment and assumption of Service Contracts in the form attached hereto as SCHEDULE 3 (the “Assignment and Assumption of Service Contracts”), executed, acknowledged and sealed by Seller;

(f) General Assignment. An assignment of the Intangible Property of Seller in the form attached hereto as SCHEDULE 4 (the “General Assignment”), executed and acknowledged by Seller;

(g) Seller’s Affidavit. An owner’s affidavit from Seller substantially in the form attached hereto as SCHEDULE 5 (“Seller’s Affidavit”), stating that there are no known boundary disputes with respect to the Property, that there are no parties in possession of the Property other than Seller and the tenant under the Lease, that any improvements or repairs made by, or for the account of, or at the instance of Seller to or with respect to the Property within ninety-five (95) days (or such longer period as may be required by the Title Company to comply with the lien laws of Tennessee) prior to the Closing have been paid for in full (or that adequate provision has been made therefor to the reasonable satisfaction of the Title Company), and including such other matters as may be reasonably requested by the Title Company;

(h) Seller’s Certificate. A certificate from Seller in the form attached hereto as SCHEDULE 6 (“Seller’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Seller’s representations and warranties set forth in Section 4.1 hereof, with such modifications thereto as may be appropriate in light of any change in circumstance since the Effective Date;

(i) FIRPTA Certificate. A FIRPTA Certificate from Seller in the form attached hereto as SCHEDULE 7, or in such other form as applicable laws may require;

(j) Assignment of Letter of Credit. Two (2) counterparts of an assignment of letter of credit executed by Seller in the form attached hereto as SCHEDULE 8 (the “Assignment of Letter of Credit”);

(k) Evidence of Authority. Such documentation as may reasonably be required by Purchaser’s title insurer to establish that this Agreement, the transactions contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered on behalf of Seller;

(l) Settlement Statement. A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(m) Surveys and Plans. Such surveys, site plans, plans and specifications, and other matters relating to the Property as are in the possession of Seller to the extent not theretofore delivered to Purchaser;

(n) Certificates of Occupancy. To the extent the same are in the possession of Seller, original or photocopies of certificates of occupancy for all space within the Improvements located on the Property;

(o) Lease. To the extent the same is in the possession or control of Seller, an original executed counterpart of the Lease;

(p) Tenant Estoppel Certificate. Any originally executed Tenant Estoppel Certificate as may be in the possession of Seller;

(q) Notice of Sale to Tenant. Seller will join with Purchaser in executing a notice, in form and content reasonably satisfactory to Seller and Purchaser (the “Tenant Notice of Sale”), which Purchaser shall send to the tenant under the Lease informing the tenant of the sale of the Property and of the assignment to and assumption by Purchaser of Seller’s interest in the Lease and the Letter of Credit and directing that all rent and other sums payable for periods after the Closing under the Lease shall be paid as set forth in said notice;

(r) Notices of Sale to Service Contractors and Leasing Agents. Seller will join with Purchaser in executing notices, in form and content reasonably satisfactory to Seller and Purchaser (the “Other Notices of Sale”), which Purchaser shall send to each service provider and leasing agent under the Service Contracts and Commission Agreements (as the case may be) assumed by Purchaser at Closing informing such service provider or leasing agent (as the case may be) of the sale of the Property and of the assignment to and assumption by Purchaser of Seller’s obligations under the Service Contracts and Commission Agreements arising after the Closing Date and directing that all future statements or invoices for services under such Service Contracts and/or Commission Agreements for periods after the Closing be directed to Seller or Purchaser as set forth in said notices;

(s) Keys and Records. All of the keys to any door or lock on the Property and the original tenant files and other non-confidential books and records (excluding any appraisals, budgets, third party reports obtained by Seller prior to or in connection with the acquisition of the Property by Seller, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other information in the possession or control of Seller which Seller deems proprietary) relating to the Property in the possession of Seller;

(t) Original Letter of Credit. Any original Letter of Credit in the possession of Seller, together with the Application for Transfer attached to the Letter of Credit executed by Seller, directing the issuer of the Letter of Credit to transfer the Letter of Credit to Purchaser as beneficiary thereunder;

(u) TDC Estoppel Certificate. Any originally executed TDC Estoppel Certificate as may be in the possession of Seller;

(v) SNDA. Any originally executed SNDA as may be in the possession of Seller; and

(w) Other Documents. Such other documents as shall be reasonably requested by Purchaser’s title insurer to effectuate the purposes and intent of this Agreement.

5.2. Purchaser’s Closing Deliveries. Purchaser shall obtain or execute and deliver to Seller at Closing the following documents, all of which shall be duly executed, acknowledged and notarized where required:

(a) Assignment and Assumption of Lease. Two (2) counterparts of the Assignment and Assumption of Lease, executed and acknowledged by Purchaser;

(b) Assignment and Assumption of Service Contracts. Two (2) counterparts of the Assignment and Assumption of Service Contracts, executed and acknowledged by Purchaser;

(c) General Assignment. Two (2) counterparts of the General Assignment, executed and acknowledged by Purchaser;

(d) Assignment of Letter of Credit. Two (2) counterparts of the Assignment of Letter of Credit, executed by Purchaser;

(e) Purchaser’s Certificate. A certificate in the form attached hereto as SCHEDULE 9 (“Purchaser’s Certificate”), evidencing the reaffirmation of the truth and accuracy in all material respects of Purchaser’s representations and warranties contained in Section 4.4 hereof, with such modifications thereto as may be appropriate in light of any change in circumstances since the Effective Date;

(f) Notice of Sale to Tenant. The Tenant Notice of Sale, executed by Purchaser, as contemplated in Section 5.1(q) hereof;

(g) Notices of Sale to Service Contractors and Leasing Agents. The Other Notices of Sale to service providers and leasing agents, as contemplated in Section 5.1(r) hereof;

(h) Settlement Statement A settlement statement setting forth the amounts paid by or on behalf of and/or credited to each of Purchaser and Seller pursuant to this Agreement;

(i) Evidence of Authority. A copy of resolutions of the Board of Directors of Purchaser, certified by the Secretary or Assistant Secretary of Purchaser to be in force and unmodified as of the date and time of Closing, authorizing the purchase contemplated herein, the execution and delivery of the documents required hereunder, and designating the signatures of the persons who are to execute and deliver all such documents on behalf of Purchaser or if Purchaser is not a corporation, such documentation as Seller may reasonably require to establish that this Agreement, the transaction contemplated herein, and the execution and delivery of the documents required hereunder, are duly authorized, executed and delivered; and

(j) Other Documents. Such other documents as shall be reasonably requested by Seller’s counsel to effectuate the purposes and intent of this Agreement.

5.3. Closing Costs. Seller shall pay the attorneys’ fees of Seller, the costs of the Survey, the brokerage commission due Broker pursuant to Section 10.1 of this Agreement, the Real Estate Transfer Taxes (if any) imposed upon the conveyance of the Property, the cost of recording the Special Warranty Deed, the cost of issuing the Title Commitment (including the costs of the endorsements listed in the first sentence of Section 3.4 of this Agreement, to the extent such endorsements are issued in Tennessee), the cost of title insurance premiums for the owner’s title insurance policy issued by the Title Company to Purchaser in accordance with the Title Commitment (including the costs of the endorsements listed in the first sentence of Section 3.4 of this Agreement, to the extent such endorsements are issued in Tennessee), the Transfer Fee with respect to the Letter of Credit, and all other costs and expenses incurred by Seller in closing and consummating the purchase and sale of the Property pursuant hereto. Seller shall pay one half of any escrow closing fees charged by the Title Company. Purchaser shall pay one half of any escrow closing fees charged by the Title Company. Purchaser shall pay the cost of all title insurance premiums payable with respect to all mortgagee title insurance policies (including without limitation all endorsements thereto) that may be issued by the Title Company to any lender(s) of Purchaser, the cost of all endorsements to Purchaser’s owner’s title insurance policy other than the endorsements the costs of which are the responsibility of Seller as set forth above, the costs of issuing and title insurance premiums for any owner’s title insurance policy obtained by Purchaser other than the owner’s title insurance policy issued by the Title Company in accordance with the Title Commitment, all other recording fees on all instruments to be recorded in connection with these transactions, the attorneys’ fees of Purchaser, and all other costs and expenses incurred by Purchaser in the performance of Purchaser’s due diligence inspection of the Property (including without limitation appraisal costs, environmental audit and assessment costs, and engineering review costs) and in closing and consummating the purchase and sale of the Property pursuant hereto.

5.4. Prorations and Credits. The following items in this Section 5.4 shall be adjusted and prorated between Seller and Purchaser as of 11:59 P.M. on the day preceding the Closing, based upon the actual number of days in the applicable month or year:

(a) Taxes. All general real estate taxes imposed by any governmental authority (“Taxes”) shall be prorated between Purchaser and Seller as to the Taxes with respect to the Property as of the Closing. If the Closing occurs prior to the receipt by Seller of the tax bill for the Property for the calendar year or other applicable tax period in which the Closing occurs, Taxes with respect to the Property shall be prorated for such calendar year or other applicable tax period based upon the prior year’s tax bill. Notwithstanding the foregoing, Taxes shall not be prorated with respect to the Property if the tenant under the Lease with respect to the Property is obligated to pay Taxes directly to the applicable taxing authority.

(b) Intentionally Omitted.

(c) Rents, Income and Other Expenses. Rents and any other amounts (including Taxes) paid by the tenant of the Property shall be prorated as of the Closing Date and be adjusted against the Purchase Price on the basis of a schedule which shall be prepared by Seller and delivered to Purchaser for Purchaser’s review and approval at least five (5) Business Days prior to Closing. Seller shall apply all additional rent [including, without limitation for purposes hereof the portion of Base Rental (as defined in the Lease) for 2005 as of the Closing Date equal to the Annual Expense Stop prorated as of the Closing Date], common area maintenance charges, tenant reimbursements and escalations, and all other payments from the tenant under the Lease applicable to the calendar year 2005 (the “Operating Expenses Reimbursements”) to outstanding bills for Operating Expenses (as defined in the Lease) for the calendar year 2005 to the extent received and incurred by Seller prior to Closing (the “Outstanding Bills”). Any unapplied Operating Expenses Reimbursements shall be credited to Purchaser at Closing, and Purchaser shall be responsible for the payment of all Operating Expenses (as defined in the Lease) for the calendar year 2005 other than the Outstanding Bills. Purchaser agrees to pay to Seller, upon receipt, any rents or other payments by the tenant under the Lease that apply to periods prior to Closing but are received by Purchaser after Closing; provided, however, that any delinquent rents or other payments by tenant shall be applied first to any current amounts owing by tenant from and after Closing, then to delinquent rents in the order in which such rents are most recently past due, with the balance, if any, paid over to Seller to the extent of delinquencies existing at the time of Closing to which Seller is entitled; it being understood and agreed that Purchaser shall not be legally responsible to Seller for the collection of any rents or other charges payable with respect to the Lease or any portion thereof, which are delinquent or past due as of the Closing Date; but Purchaser agrees that Purchaser shall send monthly notices for a period of three (3) consecutive months in an effort to collect any rents and charges not collected as of the Closing Date. Seller hereby retains its right to pursue the tenant under the Lease for sums due Seller for periods attributable to Seller’s ownership of the Property; provided, however, that Seller (i) shall be required to notify Purchaser in writing of its intention to commence or pursue such legal proceedings, and to provide Purchaser with copies of all correspondence with such tenant relative to such proceedings; (ii) shall only be permitted to commence or pursue any legal proceedings after the date which is three (3) months after Closing, except that Seller shall be entitled to continue to pursue any legal proceedings commenced prior to Closing; and (iii) shall not be permitted to commence or pursue any legal proceedings against the tenant seeking eviction of such tenant or the termination of the Lease. The provisions of this Section 5.4(c) shall survive the Closing for a period of twenty four (24) months after the Closing Date.

(d) Security Deposit. No Security Deposit is held under the Lease. The Letter of Credit is addressed elsewhere in this Agreement.

(e) Intentionally Omitted.

(f) Tenant Improvement Allowance. At the Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to the Tenant Allowance (as defined in Paragraph 9 of the Fourth Amendment to Lease Agreement constituting a portion of the Lease) reduced by the sum of (a) the amounts of the Tenant Allowance paid by Seller prior to Closing to the tenant under the Lease, and (b) the amounts of the Tenant Allowance applied by Seller prior to Closing to payments of Base Rental and Tenant’s Forecast Additional Rental (as defined in the Lease), and Purchaser shall assume the obligation to pay to such tenant, or to apply to payments of Base Rental and Tenant’s Forecast Additional Rental, such unpaid Tenant Allowance as and when the same becomes payable, or is to be so applied, pursuant to the terms of the Lease.

ARTICLE 6.

CONDITIONS TO CLOSING

6.1. Conditions Precedent to Purchaser’s Obligations. The obligations of Purchaser hereunder to consummate the transaction contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing, any of which may be waived by Purchaser in its sole discretion by written notice to Seller at or prior to the Closing Date:

(a) Seller shall have performed, in all material respects, all covenants, agreements and undertakings of Seller contained in this Agreement;

(b) All representations and warranties of Seller as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Seller’s knowledge and without modification (by update or otherwise, as provided in Section 5.1(h) hereof);

(c) A Tenant Estoppel Certificate from the tenant under the Lease shall have been delivered to Purchaser, with such estoppel certificate (i) to be substantially in the form attached hereto as EXHIBIT “L-1” (or if the applicable Lease provides for a particular form of estoppel certificate to be given by the tenant thereunder, the Tenant Estoppel Certificate with respect to such Lease may be in the form as called for therein), (ii) to be dated within thirty (30) days prior to the Closing Date, (iii) to confirm the material terms of the applicable Lease as contained in the copies of the Lease obtained by or delivered to Purchaser, and (iv) to confirm the absence of any material defaults under the applicable Lease as of the date thereof. The delivery of said Tenant Estoppel Certificate from the tenant under the Lease shall be a condition of Closing, and the failure or inability of Seller to obtain and deliver said Tenant Estoppel Certificate, Seller having used its good faith efforts to obtain the same from the tenant under the Lease, shall not constitute a default by Seller under this Agreement; and

In the event any condition in this Section 6.1 has not been satisfied (or otherwise waived in writing by Purchaser) prior to or on the Closing Date (as the same may be extended or postponed as provided in this Agreement), Purchaser shall have the right to terminate this Agreement by written notice to Seller given prior to the Closing, whereupon (i) Escrow Agent shall return the Earnest Money to Purchaser; and (ii) except for those provisions of this Agreement which by their express terms survive the termination of this Agreement, no party hereto shall have any other or further rights or obligations under this Agreement.

6.2. Conditions Precedent to Seller’s Obligations. The obligations of Seller hereunder to consummate the transactions contemplated hereunder shall in all respects be conditioned upon the satisfaction of each of the following conditions prior to or simultaneously with the Closing (or at such earlier time as may be provided below), any of which may be waived by Seller in Seller’s sole discretion by written notice to Purchaser at or prior to the Closing Date:

(a) Purchaser shall have paid and Seller shall have received the Purchase Price, as adjusted pursuant to the terms and conditions of this Agreement, which Purchase Price shall be payable in the amount and in the manner provided for in this Agreement;

(b) Purchaser shall have performed, in all material respects, all covenants, agreements and undertakings of Purchaser contained in this Agreement; and

(c) All representations and warranties of Purchaser as set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of Closing, provided that solely for purposes of this subparagraph such warranties and representations shall be deemed to be given without being limited to Purchaser’s knowledge and without modification (by update or otherwise, as provided in Section 5.2(e) hereof).

ARTICLE 7.

CASUALTY AND CONDEMNATION

7.1. Casualty. Risk of loss up to and including the Closing Date shall be borne by Seller. In the event of any immaterial damage or destruction to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement, and Purchaser will receive (and Seller will assign to Purchaser at the Closing Seller’s rights under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to any period on and after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds) and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. For purposes of this Agreement, the term “immaterial damage or destruction” shall mean such instances of damage or destruction of the Property: (i) which can be repaired or restored at a cost of $250,000.00 or less; (ii) which can be restored and repaired within one hundred eighty (180) days from the date of such damage or destruction; (iii) which are not so extensive as to allow the tenant under the Lease to terminate the Lease or abate or reduce rent payable thereunder (unless business loss or rent insurance shall be available in the full amount of such abatement or reduction, subject to applicable deductibles) on account of such damage or destruction; and (iv) in which Seller’s rights under its rent loss insurance policies covering the Property are assignable to Purchaser and will continue pending restoration and repair of the damage or destruction.

In the event of any material damage or destruction to the Property or any portion thereof, Purchaser may, at its option, by notice to Seller given within the earlier of twenty (20) days after Purchaser is notified by Seller of such damage or destruction, or the Closing Date, but in no event less than ten (10) days after Purchaser is notified by Seller of such damage or destruction (and if necessary the Closing Date shall be extended to give Purchaser the full 10-day period to make such election): (i) terminate this Agreement, whereupon Escrow Agent shall immediately return the Earnest Money to Purchaser, or (ii) proceed to close under this Agreement, receive (and Seller will assign to Purchaser at the Closing the rights of Seller under insurance policies to receive) any insurance proceeds (including any rent loss insurance applicable to the period on or after the Closing Date) due Seller as a result of such damage or destruction (less any amounts reasonably expended for restoration or collection of proceeds), and assume responsibility for such repair, and Purchaser shall receive a credit at Closing for any deductible amount under said insurance policies. If Purchaser fails to deliver to Seller notice of its election within the period set forth above, Purchaser will conclusively be deemed to have elected to proceed with the Closing as provided in clause (ii) of the preceding sentence. If Purchaser elects clause (ii) above, Seller will cooperate with Purchaser after the Closing to assist Purchaser in obtaining the insurance proceeds from the insurers of Seller. For purposes of this Agreement “material damage or destruction” shall mean all instances of damage or destruction that are not immaterial, as defined herein.

7.2. Condemnation. If, prior to the Closing, all or any part of the Property is subjected to a bona fide threat of condemnation by a body having the power of eminent domain or is taken by eminent domain or condemnation (or sale in lieu thereof), or if Seller has received written notice that any condemnation action or proceeding with respect to the Property is contemplated by a body having the power of eminent domain (collectively, a “Taking”), Seller shall give Purchaser immediate written notice of such Taking. In the event of any immaterial Taking with respect to the Property or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement. For purposes of this Agreement, the term “immaterial Taking” shall mean such instances of Taking of the Property: (i) which do not result in a taking of any portion of the building structure of the building occupied by tenant on the Property; (ii) which do not result in a decrease in the number of parking spaces at the Property (taking into account the number of additional parking spaces that can be provided within 180 days of such Taking); and (iii) which are not so extensive as to allow the tenant under the Lease to terminate the Lease or abate or reduce rent payable thereunder [unless business loss or rent insurance (subject to applicable deductibles) or condemnation award proceeds shall be available in the full amount of such abatement or reduction, and Purchaser shall receive a credit at Closing for such deductible amount] on account of such Taking.

In the event of any material Taking of the Property or any portion thereof, Purchaser may, at its option, by written notice to Seller given within thirty (30) days after receipt of such notice from Seller, elect to terminate this Agreement. If Purchaser chooses to terminate this Agreement in accordance with this Section 7.2, then the Earnest Money shall be returned immediately to Purchaser by Escrow Agent and the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect, except for those provisions of this Agreement which by their express terms survive the termination of this Agreement. For purposes of this Agreement “material Taking “ shall mean all instances of a Taking that are not immaterial, as defined herein.

If Purchaser does not elect to, or has no right to, terminate this Agreement in accordance herewith on account of a Taking, this Agreement shall remain in full force and effect and the sale of the Property contemplated by this Agreement, less any interest taken by eminent domain or condemnation, or sale in lieu thereof, shall be effected with no further adjustment and without reduction of the Purchase Price, and at the Closing, Seller shall assign, transfer, and set over to Purchaser all of the right, title, and interest of Seller in and to any awards applicable to the Property that have been or that may thereafter be made for such taking. At such time as all or a part of the Property is subjected to a bona fide threat of condemnation and Purchaser shall not have elected to terminate this Agreement as provided in this Section 7.2, and provided that the Inspection Period has expired, (i) Purchaser shall thereafter be permitted to participate in the proceedings as if Purchaser were a party to the action, and (ii) Seller shall not settle or agree to any award or payment pursuant to condemnation, eminent domain, or sale in lieu thereof without obtaining Purchaser’s prior written consent thereto in each case.

ARTICLE 8.

DEFAULT AND REMEDIES

8.1. Purchaser’s Default. If Purchaser fails to consummate this transaction for any reason other than the default of Seller, failure of a condition to Purchaser’s obligation to close, or the exercise by Purchaser of an express right of termination granted herein, Seller shall be entitled, as its sole remedy hereunder, to terminate this Agreement and to receive and retain the Earnest Money as full liquidated damages for such default of Purchaser, the parties hereto acknowledging that it is impossible to estimate more precisely the damages which might be suffered by Seller upon Purchaser’s default, and that said Earnest Money is a reasonable estimate of the probable loss of Seller in the event of default by Purchaser. The retention by Seller of said

Earnest Money is intended not as a penalty, but as full liquidated damages. The right to retain the Earnest Money as full liquidated damages is the sole and exclusive remedy of Seller in the event of default hereunder by Purchaser, and Seller hereby waives and releases any right to (and hereby covenant that it shall not) sue the Purchaser: (a) for specific performance of this Agreement, or (b) to recover actual damages in excess of the Earnest Money. The foregoing liquidated damages provision shall not apply to or limit Purchaser’s liability for Purchaser’s obligations under Sections 3.1(b), 3.1(c), 3.7 and 10.1 of this Agreement or for Purchaser’s obligation to pay to Seller all attorney’s fees and costs of Seller to enforce the provisions of this Section 8.1. Purchaser hereby waives and releases any right to (and hereby covenants that it shall not) sue Seller or seek or claim a refund of said Earnest Money (or any part thereof) on the grounds it is unreasonable in amount and exceeds the actual damages of Seller or that its retention by Seller constitutes a penalty and not agreed upon and reasonable liquidated damages.

8.2. Seller’s Default. If Seller fails to perform any of its obligations under this Agreement for any reason other than Purchaser’s default or the permitted termination of this Agreement by Seller or Purchaser as expressly provided herein, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Earnest Money from Escrow Agent, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder; provided, however, that in the event, and only in the event, such default by Seller was willful and intentional and Purchaser receives the return of the Earnest Money, then Seller shall pay to Purchaser an amount equal to the lesser of (i) Purchaser’s actual out-of-pocket expenditures incurred directly in conducting due diligence activities contemplated under this Agreement and in negotiating and finalizing this Agreement, or (ii) Thirty Five Thousand and No/100 Dollars ($35,000.00), or (b) to enforce specific performance of the obligation of Seller to execute and deliver the documents required to convey the Property to Purchaser in accordance with this Agreement; it being specifically understood and agreed that the remedy of specific performance shall not be available to enforce any other obligation of Seller hereunder. Notwithstanding the foregoing, if after the Effective Date and prior to the termination of this Agreement, Seller shall have conveyed title to the Property to another party or intentionally and knowingly taken any other action to defeat the remedy of specific performance, Purchaser shall be entitled to seek actual damages from Seller. Except as expressly provided to the contrary in this Section 8.2, Purchaser expressly waives its rights to seek damages in the event of the default of Seller hereunder. Purchaser shall be deemed to have elected to terminate this Agreement and to receive a return of the Earnest Money from Escrow Agent if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction, on or before sixty (60) days following the date upon which the Closing was to have occurred.

ARTICLE 9.

ASSIGNMENT

9.1. Assignment. Subject to the next following sentence, this Agreement and all rights and obligations hereunder shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing to the contrary, this Agreement and all of Purchaser’s rights hereunder may be transferred and assigned to any entity controlled by Purchaser or one or more of Purchaser’s joint venture partners. Any assignee or transferee under any such assignment or transfer by Purchaser as to which the written consent of Seller has been given or as to which the consent of Seller is not required hereunder shall expressly assume all of Purchaser’s duties, liabilities and obligations under this Agreement (whether arising or accruing prior to or after the assignment or transfer) by written instrument delivered to Seller as a condition to the effectiveness of such assignment or transfer. No assignment or transfer shall relieve the original Purchaser of any duties or obligations hereunder, and the written assignment and assumption agreement shall expressly so provide. For purposes of this Section 9.1, the term “control” shall mean the ownership of at least fifty percent (50%) of the applicable entity. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement is not intended and shall not be construed to create any rights in or to be enforceable in any part by any other persons.

ARTICLE 10.

BROKERAGE COMMISSIONS

10.1. Broker. Upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Bullock Mannelly Partners, Inc. (“Broker”), a Georgia corporation, pursuant to a separate agreement between Seller and Broker, and Broker shall pay a brokerage commission to Colliers Cauble & Co. (“Purchaser’s Broker”), pursuant to a separate agreement between Broker and Purchaser’s Broker. Broker is representing Seller in this transaction. Purchaser’s Broker is representing Purchaser in this transaction. Seller shall and does hereby indemnify and hold Purchaser harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Purchaser shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with regard to this Agreement or the sale and purchase of the Property contemplated hereby, and arising out of any acts or agreements of Seller, including any claim asserted by Broker. Likewise, Purchaser shall and does hereby indemnify and hold Seller free and harmless from and against any and all liability, loss, cost, damage, and expense, including reasonable attorneys’ fees actually incurred and costs of litigation, Seller shall ever suffer or incur because of any claim by any agent, salesman, or broker, whether or not meritorious, for any fee, commission or other compensation with respect to this Agreement or the sale and purchase of the Property contemplated hereby and arising out of the acts or agreements of Purchaser, excluding any claim asserted by Purchaser’s Broker. This Section 10.1 shall survive the Closing until the expiration of any applicable statute of limitations and shall survive any earlier termination of this Agreement.

ARTICLE 11.

INDEMNIFICATION

11.1. Indemnification by Seller. Following the Closing and subject to Sections 11.3 and 11.4, Seller shall indemnify and hold Purchaser, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Purchaser-Related Entities”) harmless from and against any and all costs, fees, expenses, damages, deficiencies, interest and penalties (including, without limitation, reasonable attorneys’ fees and disbursements) suffered or incurred by any such indemnified party in connection with any and all losses, liabilities, claims, damages and expenses (“Losses”), arising out of, or in any way relating to, (a) any breach of any representation or warranty of Seller contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Seller contained in this Agreement which survives the Closing or in any Closing Document.

11.2. Indemnification by Purchaser. Following the Closing and subject to Sections 11.3 and 11.4, Purchaser (and Purchaser’s joint venture partners to whom any rights of Purchaser are assigned pursuant to Section 9.1 hereof) shall indemnify and hold Seller, its affiliates, members and partners, and the partners, shareholders, officers, directors, employees, representatives and agents of each of the foregoing (collectively, “Seller-Related Entities”) harmless from any and all Losses arising out of, or in any way relating to, (a) any breach of any representation or warranty by Purchaser contained in this Agreement or in any Closing Document, and (b) any breach of any covenant of Purchaser contained in this Agreement which survives the Closing or in any Closing Documents.

11.3. Limitations on Indemnification. Notwithstanding the foregoing provisions of Section 11.1, (a) Seller shall not be required to indemnify Purchaser or any Purchaser-Related Entities under this Agreement unless the aggregate of all amounts for which an indemnity would otherwise be payable by Seller under Section 11.1 above exceeds the Basket Limitation, (b) in no event shall the liability of Seller with respect to the indemnification provided for in Section 11.1 above exceed in the aggregate the Cap Limitation, (c) if prior to the Closing, Purchaser obtains knowledge in writing of any inaccuracy or breach of any representation, warranty or covenant of Seller contained in this Agreement (a “Purchaser Waived Breach”) and nonetheless proceeds with and consummates the Closing, then Purchaser and any Purchaser-Related Entities shall be deemed to have waived and forever renounced any right to assert a claim for indemnification under this Article 11 for, or any other claim or cause of action under this Agreement, at law or in equity on account of any such Purchaser Waived Breach, and (d) notwithstanding anything herein to the contrary, the Basket Limitation and the Cap Limitation shall not apply with respect to Losses suffered or incurred as a result of breaches of any covenant or agreement of Seller set forth in Section 5.3, Section 5.4 or Section 10.1 of this Agreement.

11.4. Survival. The representations, warranties and covenants contained in this Agreement and the Closing Documents shall survive until the first anniversary of the Closing Date, unless a longer or shorter survival period is expressly provided for in this Agreement, or unless prior to the first anniversary of the Closing Date, Purchaser or Seller, as the case may be, delivers written notice to the other party of such alleged breach specifying with reasonable detail the nature of such alleged breach and files an action with respect thereto within one hundred twenty (120) days after the giving of such notice.

11.5. Indemnification as Sole Remedy. If the Closing has occurred, the sole and exclusive remedy available to a party in the event of a breach by the other party to this Agreement of any representation, warranty, or covenant or other provision of this Agreement or any Closing Document which survives the Closing shall be the indemnifications provided for under Section 3.1(c), Section 10.1, and this Article 11.

ARTICLE 12.

MISCELLANEOUS

12.1. Notices. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand, facsimile transmission, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, to the addresses or facsimile numbers set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:	Lexington Corporate Properties Trust
One Penn Plaza
Suite 4015
New York, New York 10119-4015
Attention: Natasha Roberts
Facsimile: 212.594.6600
Email: nroberts@lxp.com

with a copy to:	Paul, Hastings, Janofsky & Walker, LLP
75 East 55th Street
New York, New York 10022
Attention: Katherine B. Lipton, Esquire
Facsimile: 212.230.7673
Email: katherinelipton@paulhastings.com

SELLER:	c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092
Attention: Mr. F. Parker Hudson
Facsimile: 770.243.4684
Email: parker.hudson@wellsref.com

with a copy to:	Troutman Sanders LLP
Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2216
Attn: John W. Griffin and Jeffrey F. Hetsko
Facsimile: 404.962.6577 and 404.962.6585
Email: john.griffin@troutmansanders.com and jeff.hetsko@troutmansanders.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile or other electronic transmission shall be deemed effectively given or received on the day of such electronic transmission of such notice or other communication and confirmation of such transmission if transmitted and confirmed prior to 6:00 p.m. local Atlanta, Georgia time on a Business Day and otherwise shall be deemed effectively given or received on the first Business Day after the day of transmission of such notice and confirmation of such transmission. Refusal to accept delivery shall be deemed delivered.

12.2. Possession. Full and exclusive possession of the Property, subject to the Permitted Exceptions and the rights of the tenant under the Lease, shall be delivered by Seller to Purchaser on the Closing Date.

12.3. Time Periods. If the time period by which any right, option, or election provided under this Agreement must be exercised, or by which any act required hereunder must be performed, or by which the Closing must be held, expires on a Saturday, Sunday, or holiday, then such time period shall be automatically extended through the close of business on the next regularly scheduled Business Day.

12.4. Publicity. The parties agree that, prior to Closing, and except for disclosures required by law or governmental regulations applicable to such party, no party shall, with respect to this Agreement and the transactions contemplated hereby, contact or conduct negotiations with public officials, make any public announcements or issue press releases regarding this Agreement or the transactions contemplated hereby to any third party without the prior written consent of the other party hereto. No party shall record this Agreement or any notice hereof.

12.5. Discharge of Obligations. The acceptance by Purchaser of the Special Warranty Deed hereunder shall be deemed to constitute the full performance and discharge of each and every warranty and representation made by Seller and Purchaser herein and every agreement and obligation on the part of Seller and Purchaser to be performed pursuant to the terms of this Agreement, except those warranties, representations, covenants and agreements which are specifically provided in this Agreement to survive Closing.

12.6. Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

12.7. Construction. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that this Agreement may have been prepared by counsel for one of the parties, it being mutually acknowledged and agreed that Seller and Purchaser and their respective counsel have contributed substantially and materially to the preparation and negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

12.8. Sale Notification Letters. Promptly following the Closing, Purchaser shall deliver the Tenant Notice of Sale to the tenant under the Lease, and the Other Notices of Sale to each service provider and leasing agent, the obligations under whose respective Service Contracts and Commission Agreements Purchaser has assumed at Closing.

12.9. Access to Records Following Closing. Purchaser agrees that for a period of twenty four (24) months following the Closing, Seller shall have the right during regular business hours, on five (5) days’ written notice to Purchaser, to examine and review at Purchaser’s office (or, at Purchaser’s election, at the Property), the books and records of Seller relating to the ownership and operation of the Property which were delivered by Seller to Purchaser at the Closing. Likewise, Seller agrees that for a period of twenty four (24) months following the Closing, Purchaser shall have the right during regular business hours, on five (5) days’ written notice to Seller, to examine and review at Seller’s office, all books, records and files, if any, retained by Seller relating to the ownership and operation by Seller prior to the Closing of the Property. The provisions of this Section shall survive the Closing for a period of twenty four (24) months year after the Closing Date.

12.10. Submission to Jurisdiction. Each of Purchaser and Seller irrevocably submits to the exclusive jurisdiction of (a) the Chancery Court of Knox County, Tennessee located in Knoxville, Tennessee, and (b) the United States District Court for the Eastern District of Tennessee for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of Purchaser and Seller further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Georgia with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of Purchaser and Seller irrevocably and unconditionally waives trial by jury and irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Chancery Court of Knox County, Tennessee located in Knoxville, Tennessee, and (b) the United States District Court for the Eastern District of Tennessee, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

12.11. General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party’s right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon Seller or Purchaser unless such amendment is in writing and executed by Seller and Purchaser. Subject to the provisions of Section 9.1 hereof, the provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Time is of the essence in this Agreement. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. This Agreement shall be construed, interpreted and enforced under the laws of the State of Tennessee. Except as otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative but not restrictive to those given by law. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender shall include all genders, and all references herein to the singular shall include the plural and vice versa.

12.12. Like-Kind Exchange. The parties hereto desire, and each other party is willing to cooperate (subject to the limitations set forth below), to effectuate the sale of the Property by means of an exchange of “like-kind” property which will qualify as such under Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Each party expressly reserves the right to assign its rights, but not its obligations, hereunder to a qualified intermediary as provided in I.R.C. Reg. 1.1031(k)-1(g)(4) on or before the date of Closing. Upon written notice from any party (a “Requesting Party”) to the other, the party to whom such notice is given (the “Other Party”) agrees to cooperate with such Requesting Party to effect one or more like-kind exchanges with respect to the Property, provided that such cooperation shall be subject to the following conditions: (a) such exchange shall not delay the Closing and shall occur either simultaneously with the Closing or the purchase money proceeds payable to Seller shall be paid, upon Seller’s prior written direction to Purchaser, to a third party escrow agent or intermediary such that Purchaser shall not be required to participate in any subsequent closing, (b) Purchaser shall not be obligated to spend any sums or incur any expenses in excess of the sums and expenses which would have been spent or incurred by Purchaser if there had been no exchange, and (c) Purchaser shall not be obligated to acquire or accept title to any property other than the Property. Purchaser makes no representation or warranty that the conveyance of the Property by Seller to Purchaser shall qualify for a like-kind exchange. Once Purchaser has paid the purchase money proceeds as directed by Seller, it shall have no further obligation hereunder with respect to such “like-kind” exchange. Seller, as the owner of the Property which is the subject of a “like-kind” exchange as described herein, hereby indemnifies and holds Purchaser harmless from and against any costs, liabilities and expenses incurred or suffered by Purchaser in connection with the “like-kind” exchange or exchanges described herein with respect to the Property, which indemnity shall survive the Closing until the expiration of any applicable statute of limitations.

12.13. Attorney’s Fees. If Purchaser or Seller brings an action at law or equity against the other in order to enforce the provisions of this Agreement or as a result of an alleged default under this Agreement, the prevailing party in such action shall be entitled to recover court costs and reasonable attorney’s fees actually incurred from the other.

12.14. Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute one and the same original. To facilitate the execution and delivery of this Agreement, the parties may execute and exchange counterparts of the signature pages by facsimile, and the signature page of either party to any counterpart may be appended to any other counterpart.

12.15. Effective Agreement. The submission of this Agreement for examination is not intended to nor shall constitute an offer to sell, or a reservation of, or option or proposal of any kind for the purchase of the Property. In no event shall any draft of this Agreement create any obligation or liability, it being understood that this Agreement shall be effective and binding only when a counterpart of this Agreement has been executed and delivered by each party hereto.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.

SELLER:

THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

[Signatures continued on following page]

[Signatures continued from previous page]

PURCHASER:

LEXINGTON CORPORATE PROPERTIES TRUST,
a Maryland statutory real estate investment trust

By:
Name:	Natasha Roberts
Title:	Vice President

EXHIBIT “A-1”

Legal Description

1409 CenterPoint Boulevard

SITUATE in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, being known and designated as Lot 13R, Centerpoint Park, as shown on the map of the same of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee, and being more particularly described as follows:

BEGINNING at an existing iron rod in the northerly right of way line of Centerpoint Boulevard, being common corner to former Lot 11 and Lot 12 of said Subdivision, now known as Lot 11 and Lot 13R; thence along the common line of Lot 11 and Lot 13R, North 57 deg. 42 Min. 47 Seconds East, 524.87 feet to an existing iron rod in the southwesterly right of way line of N. Pellissippi Parkway; thence the following calls along the southwesterly right of way line of Pellissippi Parkway, South 44 deg. 36 Min. 31 Seconds East, 183.93 feet to an existing right of way monument; thence South 07 deg. 24 Min. 51 Seconds East, 139.51 feet to an existing right of way monument; thence 588.79 feet along a curve to the left having a radius of 425.70 feet and a chord bearing of South 05 deg. 26 Min. 09 Seconds West, and a chord distance of 542.97 feet to an existing iron rod; thence leaving the southwesterly right of way line of N. Pellissippi Parkway along the common line between Lots 13R and 14R, South 57 deg. 13 Min. 40 seconds West, 69.63 feet to an iron rod set; thence continuing with the common line between Lots 13R and 14R, South 70 deg. 13 Min. 22 Seconds West, 269.59 feet to an iron rod set in the northeasterly right of way of Centerpoint boulevard; thence the following calls along the northeasterly right of way line of Centerpoint Boulevard, 189.25 feet along a curve to the right having a radius of 415.00 feet and a chord bearing of North 16 deg. 41 Min. 10 Seconds West, and a chord distance of 187.61 feet to an existing iron rod; thence North 03 deg. 37 Min. 21 Seconds West, 143.20 feet to an existing iron rod; thence 348.14 feet along a curve to the left having a radius of 485.00 feet and a chord bearing of North 24 deg. 11 Min. 11 Seconds West, and a chord distance of 340.71 feet to an existing iron rod; thence North 44 deg. 44 Min. 54 Seconds West, 35.11 feet to the point of BEGINNING, containing 244,908 square feet or 5.622 acres not including the following exception and as shown on the survey prepared by Barge, Waggoner, Sumner and Cannon, Inc. and signed by Gary C. Clark, RLS, Tennessee License Number 1329.

THERE IS AN EXCEPTION from the above described parcel being known as Lot 12R and being further described as follows:

TO REACH THE POINT OF BEGINNING COMMENCE at an existing right of way monument in the southwesterly right of way line of N. Pellissippi Parkway, said point being South 44 deg. 36 min. 31 Seconds East, 183.93 feet from the common corner of Lots 11 and 13R in the N. Pellissippi Parkway right of way; thence leaving the southwesterly right of way of N. Pellissippi Parkway, South 57 deg. 44. Min. 02 Seconds West, 39.35 feet to the point of BEGINNING; THENCE South 06 deg. 50 Min. 24 Seconds East, 56.61 feet to an iron rod set; thence South 17 deg. 03 Min. 15 Seconds East, 52.16 feet to an iron rod set; thence South 29 deg. 24 Min. 02

Seconds West, 112.08 feet to an iron rod set; thence South 44 deg. 04 Min. 48 Seconds West, 54.78 feet to an iron rod set; thence South 84 deg. 08 Min. 09 seconds West, 54.78 feet to an iron rod set; thence North 50 deg. 26 Min. 33 Seconds West, 60.36 feet to an iron rod set; thence North 30 deg. 54 Min. 34 Seconds West, 60.03 feet to an iron rod set; thence North 30 deg. 26 Min. 03 seconds West, 142.41 feet to an iron rod set; thence north 11 deg. 23 Min. 30 Seconds East, 48.34 feet to an iron rod set; thence North 64 deg. 38 Min. 51 Seconds East, 57.27 feet to an iron rod set; thence North 60 deg. 29 Min. 49 Seconds East, 114.08 feet to an iron rod set; thence South 51 deg. 10 Min. 20 seconds East, 146.98 feet to the point of BEGINNING, containing 65,138 square feet or 1.495 acres.

BEGING the same property conveyed to The Bank of New York as Agent for Wells Real Estate Funds IX, L.P., a Georgia Partnership, by deed dated 13 December 1996, of record in Deed Book 2234, page 997, in the Register’s Office for Knox county, Tennessee.

TOGETHER WITH AND SUBJECT TO JOINT PERMANENT EASEMENT AS DESCRIBED AND SET FORTH IN WARRANTY DEED BOOK 2230, PAGE 1198, IN THE REGISTER’S OFFICE FOR KNOX COUNTY, TENNESSEE.

2

EXHIBIT “B”

LIST OF PERSONAL PROPERTY

NONE

Exhibit “B”

Personal Property

EXHIBIT “B-1”

LIST OF PROPERTY EXCLUDED FROM PERSONAL PROPERTY

Any computer software used, developed or licensed by Seller or any of its affiliates which is used or intended to be used by Seller and any one or more of its affiliates in connection with any property owned or controlled by Seller in addition to the Property.

Exhibit “B-1”

Excluded Personal Property

EXHIBIT “C”

LIST OF COMMISSION AGREEMENTS

1.	Undated Office Lease Commission Agreement between Fund IX, Fund X, Fund XI, and REIT Joint Venture, as landlord, and Newmark Southern Region LLC, as broker.

EXHIBIT “D”

FORM OF ESCROW AGREEMENT

THIS ESCROW AGREEMENT (the “Agreement”), made and entered into this 22nd day of February 2005, by and among LEXINGTON CORPORATE PROPERTIES TRUST, a Maryland statutory real estate investment trust (hereinafter referred to as “Purchaser”), and THE FUND IX, FUND X, FUND XI, and REIT JOINT VENTURE, a Georgia joint venture (hereinafter referred to as “Seller”), and CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as “Escrow Agent”).

WITNESSETH:

WHEREAS, Purchaser and Seller have entered into that certain Purchase and Sale Agreement dated as of February 22, 2005 (the “Effective Date”), as to Purchaser (hereinafter referred to as the “Contract”); and

WHEREAS, Section 2.3 of the Contract provides for Purchaser’s payment to Escrow Agent, within two business days after the Effective Date, of Five Hundred Thousand and No/100 Dollars ($500,000.00) as Earnest Money (as defined in the Contract) to be held and applied by said Escrow Agent in accordance with this Agreement; and

WHEREAS, the parties hereto desire to set forth the terms and conditions of Escrow Agent’s holding, investment and disbursement of the Escrow Funds (as hereinafter defined).

NOW, THEREFORE, for and in consideration of the agreements set forth in the Contract and the mutual covenants set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Escrow Agent shall give written notice to Purchaser and Seller within one (1) business day after Escrow Agent actually receives from Purchaser a federal funds wire transfer, payable to the order of Escrow Agent, in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00). In the event that Escrow Agent does not receive such wire transfer on or before the date two (2) business days after the Effective Date, Escrow Agent shall so notify Purchaser and Seller in writing, whereupon this Agreement shall be of no further force and effect. In the event Escrow Agent does receive from Purchaser a federal funds wire transfer, payable to the order of Escrow Agent, in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), on or before the date two (2) business days after the Effective Date, said Earnest Money, together with all interest and other income earned thereon (being herein referred to as the “Escrow Funds”), shall be held, administered, and disbursed by Escrow Agent pursuant to this Agreement and the Contract. Escrow Agent shall invest the Escrow Funds in a money market account with a national banking association or other bank acceptable to Seller and Purchaser in the Atlanta, Georgia metropolitan area. All interest or other income shall be earned for the account of Purchaser and shall be held, invested and disbursed as a part of the Escrow Funds hereunder. Purchaser’s Federal Identification Number for purposes of this Agreement is 13-371-7313. Seller’s Federal Identification Number for purposes of this Agreement is 58-2312409. Escrow Agent’s fee, if any, for services rendered hereunder shall be paid one half by Purchaser and one half by Seller.

2. At such time as Escrow Agent receives written notice from either Purchaser, on the one hand, or Seller, on the other hand, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of the Contract pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller, as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser, on the one hand, or Seller, on the other hand, within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Paragraph 6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement.

3. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence, fraud or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

4. Notwithstanding the provisions of Paragraph 2 above, in the event of a dispute between Purchaser and Seller sufficient in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before the date which is six (6) months from the date hereof, Escrow Agent shall be entitled to tender the Escrow Funds into the registry or custody of any court of competent jurisdiction, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof.

5. Purchaser and Seller hereby agree to indemnify and hold Escrow Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including, without limitation, reasonable and actual costs of investigation and legal counsel fees, which may be imposed upon Escrow Agent or incurred by Escrow Agent in connection with the performance of its duties hereunder, including, without limitation, any litigation arising from this Agreement or involving the subject matter hereof.

6. Wherever any notice or other communication is required or permitted hereunder, such notice or other communication shall be in writing and shall be delivered by overnight courier, hand delivery, or sent by U.S. registered or certified mail, return receipt requested,

2

postage prepaid, to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

PURCHASER:	Lexington Corporate Properties Trust
One Penn Plaza
Suite 4015
New York, New York 10119-4015
Attention: Natasha Roberts
Facsimile: 212.594.6600
Email: nroberts @lxp.com

with a copy to:	Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022
Attention: Katherine B. Lipton, Esq.
Facsimile: 212.230.7673
Email: katherinelipton@paulhastings.com

SELLER:	c/o Wells Real Estate Funds
6200 The Corners Parkway
Norcross, Georgia 30092
Attention: F. Parker Hudson
Facsimile: 770.243.4684
Email: parker.hudson@wellsref.com

with a copy to:	Troutman Sanders LLP
Suite 5200
600 Peachtree Street, N.E.
Atlanta, Georgia 30308-2216
Attention: John W. Griffin
Facsimile: 404.962.6577
Email: john.griffin@troutmansanders.com

ESCROW AGENT:	Chicago Title Insurance Company
4170 Ashford Dunwoody Road
Suite 460
Atlanta, Georgia 30319
Attention: Ms. Judy A. Stillings
Facsimile: 404.303.6307
Email: judystillings@ctt.com

Any notice or other communication (i) mailed as hereinabove provided shall be deemed effectively given or received on the third (3rd) Business Day (as defined in the Contract) following the postmark date of such notice or other communication, (ii) sent by overnight courier or by hand shall be deemed effectively given or received upon receipt, and (iii) sent by facsimile transmission shall be deemed effectively given or received on the first business day after the day of transmission of such notice and confirmation of such transmission.

3

7. This Agreement shall be binding upon, shall inure to, and is for the sole benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors, and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

8. Time is of the essence of this Agreement.

9. If proceedings shall be instituted before any court of competent jurisdiction for the resolution of any dispute arising under this Agreement between any parties hereto, then upon final resolution of such dispute, the prevailing party in such dispute shall be promptly paid by the non-prevailing party therein all of such prevailing party’s reasonable and actual attorneys’ fees and expenses, court costs and costs of appeal actually incurred in connection with such proceeding.

10. Neither this Agreement nor any of the terms hereof may be amended, modified, terminated, cancelled or waived orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, modification, termination, cancellation or waiver is sought.

11. This Agreement is governed by and is to be construed under the laws of the State of Georgia and may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Agreement as of the day, month and year first above written.

PURCHASER:
LEXINGTON CORPORATE PROPERTIES TRUST,
a Maryland statutory real estate investment trust

By:
Name:
Title:

ESCROW AGENT:
CHICAGO TITLE INSURANCE COMPANY

By:
Name:
Title:

[Signatures Continued on Next Page]

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[Signatures Continued from Previous Page]

SELLER:
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

5

EXHIBIT “E”

LIST OF EXISTING ENVIRONMENTAL REPORTS

Phase I Environmental Site Assessment dated November 1996, prepared for Wells Real Estate Fund IX, L.P., by ABB Environmental Services, Inc.

EXHIBIT “F”

EXISTING SURVEY

Final Plat Centerpoint Park Resudivision of Lots 12, 13 and 14, dated October 25, 1996, last revised November 5, 1996, bearing File No. 15923-10, prepared by Barge, Waggoner, Sumner and Cannon, Inc., and certified by Gary C. Clark, RLS, Tennessee License Number 1329, recorded in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

EXHIBIT “G”

LEASE

1.	That certain Lease Agreement dated December 10, 1996, by and between Wells Real Estate Fund IX, L.P. and ABB Flakt, Inc., as amended by First Amendment to Lease Agreement dated as of October 22, 1999, as amended by Second Amendment to Lease Agreement dated November 23, 1999, as amended by Third Amendment to Lease Agreement dated May 19, 2000 (and letter agreement related thereto dated August 7, 2000), as amended by Fourth Amendment to Lease Agreement dated as of June , 2004, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture, as successor to Wells Real Estate Fund IX, L.P. as “Landlord” under the Lease, and Alstom Power Inc., a Delaware corporation, as successor to ABB Flakt, Inc. as “Tenant” under the Lease, as amended by Fifth Amendment to Lease Agreement dated as of December 28, 2004, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture and Alstom Power Inc. (collectively, the “Lease”) relating to premises in a building located at 1409 CenterPoint Boulevard, Knoxville, Tennessee.

EXHIBIT “H”

LETTER OF CREDIT

Irrevocable Standby Letter of Credit No. 91862323, bearing Issue Date May 3, 2002, as amended May 15, 2002, as further amended July 7, 2004, in the amount of $4,000,000.00, issued by BNP Paribas, which letter of credit was posted by Alstom Power Inc., Environmental Systems Division, in favor of Wells Real Estate Fund IX, Fund X and Fund XI-REIT Joint Venture L.P.

EXHIBIT “I”

TITLE EXCEPTIONS

1.	Protective Covenants for CenterPoint Business Park recorded in Warranty Book 2034, page 914, Knox County, Tennessee, Register’s Office, as corrected by Corrected Version, Protective Covenants for CenterPoint Business Park recorded in Warranty Book 2060, page 987, Knox County, Tennessee, Register’s Office, as amended.

2.	Real property ad valorem taxes for the year 2005 and subsequent years, which are liens not yet due and payable.

3.	8 inch sanitary sewer line across the northwest corner of lot, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

4.	50 foot minimum building set back line along N. Pellissippi Parkway, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

5.	Drainage easement inside southwest corner of lot, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

6.	30 foot drainage easement extending from Centerpoint Boulevard across center of lot to Lot 12R, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

7.	25 foot access, drainage and utility easement inside northwest boundary from Centerpoint Boulevard to Lot 12R, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

8.	10 foot drainage and utility easement inside all exterior boundary lines, 5 feet each side all interior lot lines unless otherwise shown, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

9.	Detention/retention easement affecting Lot 12R, and Lot 12R is not a buildable lot, as shown on map of record in Cabinet O, Slide 280A, in the Register’s Office for Knox County, Tennessee.

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EXHIBIT “J”

EXCEPTION SCHEDULE

NONE

EXHIBIT “K”

LIST OF SERVICE CONTRACTS

1.	Agreement for Complete Elevator Equipment Protection between Wells Management and Dover Elevators, commencing on March 8, 1998.

2.	Contract for Automatic Sprinkler Equipment Service dated June 18, 2003, between Wells Management Company and Morristown Automatic Sprinkler Company, Inc.

3.	HVAC Maintenance Agreement dated August 2, 2004, between Funds IX, X, XI-REIT-JV and Trane Knoxville, as modified by Addendum I dated August 3, 2004, as to Trane Knoxville and August 11, 2004, as to Funds IX, X, XI-REIT-JV.

4.	Agreement between Wells Management Company and TruGreen-ChemLawn PlantScaping dated April 23, 1999 as to TruGreen-ChemLawn PlantScaping and April 26, 1999, as to Wells Management Company. (Interior Landscaping)

5.	Janitorial Service Agreement dated October 28, 2004, between Funds IX, X, XI-REIT JV and SSC Service Solutions.

6.	ABB Office Building Grounds Maintenance Proposal – 12/23/98 by Executive Lawn Care, accepted by Wells & Associates, Inc., Funds IX, L.P. on January 14, 1999, as amended by Addendum for 1409 Centerpoint, dated January 15, 2001.

7.	Pest Control Service Agreement between Southeast Exterminating Co., L.L.C. and Wallace & Wallace Realtors (Service Address: ABB Bldg. 1409 Center Point Blvd.), dated June 23, 1998.

8.	Agreement between Simplex Time Recorder and Wells Management, dated September 15, 1999. (Fire Alarm)

9.	Agreement between Simplex Time Recorder and Wells Management, dated September 9, 1999. (Life Safety)

10.	Service Agreement between Holrob Commercial Realty and BFI Waste Services of Knoxville, dated May 1, 2002, as amended August 1, 2002. (Waste Removal)

11.	Independent Contracting Agreement between Best Window Cleaning and Wells Management, dated August 23, 2002. (Window Washing)

EXHIBIT “L-1”

FORM OF TENANT ESTOPPEL CERTIFICATE

                    , 2005

Lexington Corporate Properties Trust
One Penn Plaza
Suite 4015
New York, New York 10119-4015
Attn: Natasha Roberts
The Fund IX, Fund X, Fund XI and REIT Joint Venture
6200 The Corners Parkway
Norcross, Georgia 30092
Attn:	Mr. F. Parker Hudson
Managing Director, Dispositions

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017
Attention: Loan Servicing

RE:	Lease:	That certain Lease Agreement dated December 10, 1996, by and between Wells Real Estate Fund IX, L.P. and ABB Flakt, Inc., as amended by First Amendment to Lease Agreement dated as of October 22, 1999, as amended by Second Amendment to Lease Agreement dated November 23, 1999, as amended by Third Amendment to Lease Agreement dated May 19, 2000 (and letter agreement related thereto dated August 7, 2000), as amended by Fourth Amendment to Lease Agreement dated as of June , 2004, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture, as successor to Wells Real Estate Fund IX, L.P. as “Landlord” under the Lease, and Alstom Power Inc., a Delaware corporation, as successor to ABB Flakt, Inc. as “Tenant” under the Lease, as amended by Fifth Amendment to Lease Agreement dated as of December 28, 2004, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture and Alstom Power Inc. (collectively, the “Lease”) relating to premises in a building located at 1409 CenterPoint Boulevard, Knoxville, Tennessee (a copy of the Lease, including all amendments, modifications and changes, is attached as Exhibit ”A”)

Premises:		1409 CenterPoint Boulevard, Knoxville, Tennessee

Commencement Date:	January 1, 1998
Expiration Date:	October 31, 2014
Current Monthly Base Rent:	$116,055.50
Current Monthly Additional Rent:	$
Base Year or Expense Stop (if applicable):	Calendar Year 2004
Security Deposit:	N/A
Letter of Credit:	$4,000,000.00
Monthly Base Rent Paid Through:	, 2005
Monthly Additional Rent Paid Through:	, 2005

Ladies and Gentlemen:

We are the Tenant under the lease described above. We give you this certificate to permit you, your successors or assigns and JPMorgan Chase Bank, N.A., its successors and assigns (“Lender”), to rely on it as conclusive evidence of the matters stated below, in evaluating and completing the purchase by you or your assignee of, and a possible loan from Lender secured by, the property known as 1409 CenterPoint Boulevard, in Knoxville, Tennessee, which includes the Premises. We certify to you, your successors and assigns and Lender, as follows:

1.	We are the Tenant at the Premises and, except as may be set forth on Exhibit “B” hereto, are in sole possession of and are occupying the Premises. Except as may be set forth on Exhibit ”B” hereto, Tenant has not subleased all or any part of the Premises or assigned the Lease, or otherwise transferred its interest in the Lease or the Premises.

2.	The attached Lease is currently in full force and effect and constitutes the entire agreement between Landlord and Tenant. The Lease has not been amended, modified, or changed, whether in writing or orally, except as may be stated in the copy of the Lease attached.

3.	The Commencement Date and Expiration Date of the term of the Lease are correctly stated above. Tenant has no options or rights and has not exercised any options or rights to renew, extend, amend, modify, or change the term of the Lease, except as may be stated in the copy of the Lease attached.

4.	The current monthly Base Rent under the Lease and the current monthly Additional Rent under the Lease are correctly stated above. Monthly Base Rent and monthly Additional Rent have been paid through the respective dates stated above. No rent has been prepaid for more than one month. Tenant has not been given any free rent, partial rent, rebates, rent abatements, or rent concessions of any kind, except as may be stated in the copy of the Lease attached.

5.	Tenant has delivered the Letter of Credit identified above to Landlord; and except as may be set forth on Exhibit ”B” hereto, none of the Letter of Credit has been drawn upon by Landlord or applied by Landlord to the payment of rent or any other amounts due under the Lease.

6.	Any construction, build-out, improvements, alterations, or additions to the Premises required under the Lease to have been performed by the Landlord have been fully

2

completed in accordance with the plans and specifications described in the Lease. There are no unfunded allowances payable to Tenant under the Lease, except as set forth on Exhibit ”B” hereto.

7.	To Tenant’s knowledge, Landlord has fully performed all of its obligations under the Lease and is not in default under any term or provision of the Lease. In addition, to Tenant’s knowledge, no circumstances exist under which Landlord may be deemed in default merely upon service of notice or passage of time.

8.	Tenant does not currently assert and, to Tenant’s knowledge, has no defenses, set-offs, or counterclaims to the payment of rent and all other amounts due from Tenant to Landlord under the Lease.

9.	Tenant has not been granted and has not exercised any options or rights of expansion, or first refusal to lease concerning the Lease or the Premises, except as may be stated in the copy of the Lease attached. Tenant has not been granted any options or rights to purchase, or first refusal to purchase, concerning the Premises.

10.	Tenant has not filed and is not the subject of any filing for bankruptcy or reorganization under federal bankruptcy laws.

11.	The address for notices to Tenant under the Lease is correctly set forth in the Lease.

12.	The person signing this letter on behalf of Tenant is duly authorized to execute and deliver this certificate for and on behalf of the Tenant.

Sincerely,

ALSTOM POWER INC.

By:
Its:

3

EXHIBIT “A”

Copy of Lease and All Lease Amendments and Lease Guaranty (if any)

EXHIBIT “B”

12.	Description of Subleases and/or Assignments of Tenant’s Interest (if none, then state none)

13.	Amounts of the Security Deposit Which Have Been Applied by Landlord (if none, then state none)

14.	Unfunded Allowances Payable to Tenant Under the Lease (if none, then state none)

EXHIBIT “M”

PROPERTY TAX APPEALS

NONE

EXHIBIT “N”

INTENTIONALLY OMITTED

EXHIBIT “O”

MANAGEMENT AGREEMENT

Management Agreement dated as of July 26, 2002, between Wells Management Company, Inc., managing agent for Wells Operating Partnership, Inc. (sic) and Holrob Commercial Realty, LLC

SCHEDULE 1

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASE AND

LEASING COMMISSION OBLIGATIONS ARISING AFTER CLOSING

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (“Assignment”) is made and entered into as of the      day of             , 2005, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (“Assignor”), and                     , a                      (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Knoxville, Know County, Tennessee, and more particularly described on Exhibit “A” attached hereto (the “Property”) ; and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest in and to certain leases affecting the Property, together with the security deposits and future leasing commission obligations associated therewith, and, subject to the terms and conditions hereof, Assignee desires to assume Assignor’s right, title, interest and obligations in respect of said leases, security deposits and leasing commission obligations;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, Assignee’s purchase of the Property and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated                     , 2005, between Assignor, as “Seller”, and Assignee, as “Purchaser” (the “Contract”), applicable to the property assigned herein, all of Assignor’s right, title and interest in, to and under (a) that certain lease set forth on Exhibit “B” attached hereto and by this reference made a part hereof affecting or relating to the Property or the improvements thereon (the “Lease”), and (b) that certain leasing commission agreement more particularly described on Exhibit “C” attached hereto and made a part hereof (the “Commission Agreement”), subject to the matters more particularly described on Exhibit “D” attached hereto and made a part hereof.

2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Lease arising from and after the date hereof, including, without limitation, Assignor’s obligations to pay leasing commissions due and payable in respect of any renewal or expansion of the existing Lease, or any new lease with the tenant under the Lease, after the date hereof pursuant to the Commission Agreement, provided that any renewal or expansion of the existing Lease, or any new lease with the tenant under the Lease that was entered into after the Effective Date of the Contract (as defined therein) and prior to the date hereof was approved (or deemed approved) by Purchaser as and to the extent required in the Contract.

3. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:
,

a

By:
Name:
Its:

2

“ASSIGNOR”
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

3

EXHIBIT A

Legal Description

EXHIBIT B

Lease

That certain Lease Agreement dated December 10, 1996, by and between Wells Real Estate Fund IX, L.P. and ABB Flakt, Inc., as amended by First Amendment to Lease Agreement dated as of October 22, 1999, as amended by Second Amendment to Lease Agreement dated November 23, 1999, as amended by Third Amendment to Lease Agreement dated May 19, 2000 (and letter agreement related thereto dated August 7, 2000), as amended by Fourth Amendment to Lease Agreement dated as of June     , 2004, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture, as successor to Wells Real Estate Fund IX, L.P. as “Landlord” under the Lease, and Alstom Power Inc., a Delaware corporation, as successor to ABB Flakt, Inc. as “Tenant” under the Lease, as amended by Fifth Amendment to Lease Agreement dated as of December 28, 2004, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture and Alstom Power Inc. (collectively, the “Lease”) relating to premises in a building located at 1409 CenterPoint Boulevard, Knoxville, Tennessee.

EXHIBIT C

Lease Commission Agreements

EXHIBIT D

Permitted Exceptions

SCHEDULE 2

FORM OF BILL OF SALE TO PERSONAL PROPERTY

BILL OF SALE

THIS BILL OF SALE (“Bill of Sale”) is made and entered into as of the      day of             , 2005, by The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (“Seller”), for the benefit of                             , a                              (“Purchaser”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Seller has conveyed to Purchaser certain improved real property commonly known as “1409 CenterPoint Boulevard” located in Knoxville, Knox County, Tennessee, and more particularly described on Exhibit ”A-1” attached hereto (hereinafter, together with all buildings, structures and improvements now situated on such land, including without limitation, all parking areas and facilities, improvements and fixtures located on such land, referred to as the “Property”); and

WHEREAS, in connection with said conveyance, Seller desires to transfer and convey to Purchaser all of Seller’s right, title and interest in and to certain tangible personal property, inventory and fixtures located in and used exclusively in connection with the ownership, maintenance or operation of the Property;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Seller by Purchaser, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Seller and Purchaser, it is hereby agreed as follows:

1. All capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in that certain Purchase and Sale Agreement dated as of                     , 2005, between Seller and Purchaser (the “Sales Contract”).

2. Seller hereby unconditionally and absolutely transfers, conveys and sets over to Purchaser, without warranty or representation of any kind, express or implied, all right, title and interest of Seller in any and all furniture (including common area furnishings and interior landscaping items), carpeting, draperies, appliances, personal property (excluding the computer software which either is licensed to Seller or Seller deems proprietary [a listing of such excluded software being set forth on EXHIBIT “B-1” attached hereto and made a part hereof]), machinery, apparatus and equipment owned by Seller and currently used exclusively in the operation, repair and maintenance of the Property, including, without limitation, all of Seller’s right, title and interest in and to those items of tangible personal property set forth on Exhibit “B” attached hereto and all non-confidential books, records and files (excluding any appraisals, strategic plans for the Property, internal analyses, information regarding the marketing of the Property for sale, submissions relating to Seller’s obtaining of corporate authorization, attorney and accountant work product, attorney-client privileged documents, or other similar information in the possession or control of Seller which Seller reasonably deems proprietary) relating to the Property (the “Personal Property”); provided, however, the property described on EXHIBIT “B-1” attached hereto and made a part hereof is expressly excluded from the definition of Personal Property. The Personal Property does not include any property owned by tenants, contractors or licensees.

3. The Personal Property is hereby transferred and conveyed subject to those certain matters more particularly described on Exhibit “C” attached hereto and made a part hereof.

4. This Bill of Sale shall inure to the benefit of Purchaser, and be binding upon Seller, and their respective legal representatives, transfers, successors and assigns.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed under seal as of this day and year first above written.

“SELLER”
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

3

Exhibit “A”

Legal Description

Exhibit “B”

List of Personal Property

Exhibit “B-1”

List of Property Excluded from Personal Property

SCHEDULE 3

FORM OF ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (“Assignment”) is made and entered into as of the      day of             , 2005, by and between The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (“Assignor”) and                     , a                      (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Knoxville, Knox County, Tennessee, and more particularly described on Exhibit ”A” attached hereto (the “Property”); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and to certain service contracts related to the Property, and to the extent assignable, all guaranties and warranties given in connection with the operation, construction, improvement, alteration or repair of the Property; and Assignee desires to assume Assignor’s obligations under said service contracts;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the Premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated                     , 2005, between Assignor, as “Seller”, and Assignee, as “purchaser” (the “Contract”) applicable to the property assigned herein, all of Assignor’s right, title and interest in, to and under those certain contracts set forth on Exhibit ”B” attached hereto and by this reference made a part hereof (the “Service Contracts”), subject to the matters set forth on Exhibit ”C” attached hereto and by this reference made a part hereof.

2. Assignee, by acceptance hereof, hereby assumes and agrees to perform all of Assignor’s duties and obligations under the Service Contracts arising from and after the date hereof.

3. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

IN WITNESS WHEREOF, the duly authorized representatives of Assignor and Assignee have caused this Assignment to be properly executed under seal as of this day and year first above written.

ASSIGNEE:
,
a

By:
Name:
Title:

“ASSIGNOR”
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

Exhibit A

Legal Description

Exhibit B

Assigned Contracts

SCHEDULE 4

FORM OF GENERAL ASSIGNMENT OF

SELLER’S INTEREST IN INTANGIBLE PROPERTY

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (“Assignment”) is made and entered into as of the      day of             , 2005, by The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (“Assignor”) to                     , a                      (“Assignee”).

WITNESSETH:

WHEREAS, contemporaneously with the execution hereof, Assignor has conveyed to Assignee certain real property located in Knoxville, Knox County, Tennessee, and more particularly described on Exhibit ”A” attached hereto and made a part hereof (the “Property”); and

WHEREAS, in connection with said conveyance, Assignor desires to transfer and assign to Assignee all of Assignor’s right, title and interest (if any) in and to all assignable tradenames, entitlements and other intangible property used and owned by Assignor (if any) in connection with the Property, subject to the matters set forth on Exhibit ”B” attached hereto and made a part hereof;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid to Assignor by Assignee, the premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor and Assignee, Assignor and Assignee hereby covenant and agree as follows:

1. Assignor hereby unconditionally and absolutely assigns, transfers, sets over and conveys to Assignee, to the extent assignable, and without warranty or representation of any kind, express or implied, except as set forth below and except for any warranty or representation contained in that certain Purchase and Sale Agreement dated as of                     , 2005, between Assignor, as seller, and Assignee as purchaser (the “Contract”) applicable to the property assigned herein, all of Assignor’s right, title and interest (if any) in and to all intangible property, if any, owned by Assignor related to the real property and improvements constituting the Property (excluding any computer software which either is licensed to Assignor or Assignor deems proprietary), including, without limitation, Assignor’s rights and interests in and to the following (i) all assignable plans and specifications and other architectural and engineering drawings for the Improvements (as defined in the Contract); (ii) all assignable warranties or guaranties given or made in respect of the Improvements or Personal Property (as defined in the Contract); and (iii) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or Improvements.

2. This Assignment shall inure to the benefit and be binding upon Assignor and Assignee and their respective legal representatives, successors and assigns.

IN WITNESS WHEREOF, the duly authorized representative of Assignor has caused this Assignment to be properly executed under seal as of this day and year first above written.

“ASSIGNOR”
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

2

Exhibit “A”

Legal Description

SCHEDULE 5

FORM OF SELLER’S AFFIDAVIT

(FOR PURCHASER’S TITLE INSURANCE PURPOSES)

SELLER’S AFFIDAVIT

STATE OF GEORGIA

COUNTY OF

Personally appeared before me, the undersigned deponent Douglas P. Williams, who being duly sworn, deposes and says on oath the following to the best of his knowledge and belief:

1. That the undersigned is the Executive Vice President of Wells Real Estate Investment Trust, Inc., the general partner of Wells Operating Partnership, L.P., a joint venture partner of The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (hereinafter referred to as “Owner”) and as such officer of such general partner of a joint venture partner of the Owner, the undersigned has personal knowledge of the facts sworn to in this Affidavit.

2. That Owner is the owner of certain real property located in Knox County, Tennessee, being described on EXHIBIT A, attached hereto and made a part hereof (hereinafter referred to as the “Property”), subject to those matters set forth on EXHIBIT B, attached hereto and made a part hereof.

3. That Owner is in possession of the Property, and to the best knowledge and belief of the undersigned, no other parties have any claim to possession of the Property, except as set forth on EXHIBIT B hereto.

4. That the undersigned is not aware of and has received no notice of any pending suits, proceedings, judgments, bankruptcies, liens or executions against the Owner which affect title to the Property except for any matters set forth on EXHIBIT B-1 hereto.

5. That except as may be set forth on EXHIBIT B hereto, there are no unpaid or unsatisfied security deeds, mortgages, deeds of trust, claims of lien, special assessments for sewer or streets, or ad valorem taxes which constitute a lien against the Property or any part thereof.

6. That, except as may be set forth on EXHIBIT C attached hereto and made a part hereof, no improvements or repairs have been made upon the Property at the instance of Owner within the ninety-five (95)1 days immediately preceding the date hereof for which the cost has not been paid; and, except as may be set forth on EXHIBIT C hereto, there are no outstanding bills for labor or materials used in making improvements or repairs on the Property at the instance of Owner or for services of architects, surveyors, or engineers incurred in connection therewith at the instance of Owner.

7. That Owner is not a foreign person, a foreign corporation, foreign partnership, foreign trust or foreign estate, as those terms are defined in the Internal Revenue Code. Owner is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations. The federal employer identification number of the Owner is 58-2312409 and Owner’s address is 6200 The Corners Parkway, Norcross, Georgia 30092. This statement is made by the undersigned in compliance with Section 1445 of the Internal Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor’s disposition of a U.S. real property interest

8. That to Owner’s knowledge there are no boundary disputes affecting the Property.

9. That this Affidavit is made to induce Chicago Title Insurance Company to insure title to the Property, without exception other than as set forth on EXHIBIT B hereto, relying on information in this document.

Sworn to and subscribed before me,
this day of , 2005.
(SEAL)
Douglas P. Williams
Executive Vice President
Notary Public

My Commission Expires:

(NOTARIAL SEAL)

[1]	NOTE: Conform number of days to number of days required to satisfy the mechanics’ and materialmen’s lien laws of the State of Tennessee.

EXHIBIT A

Legal Description

EXHIBIT B

Existing Encumbrances

EXHIBIT B-1

List of any Pending Actions regarding Tenant Matters

EXHIBIT C

List of any Contractors, Materialmen or Suppliers Not Yet Paid in Full

SCHEDULE 6

FORM OF SELLER’S CERTIFICATE

(AS TO SELLER’S REPRESENTATIONS AND WARRANTIES)

SELLER’S CERTIFICATE AS TO REPRESENTATIONS

THIS SELLER’S CERTIFICATE AS TO REPRESENTATIONS (this “Certificate”) is given and made by The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (“Seller”), this      day of             , 2005, for the benefit of                     , a                      (“Purchaser”).

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of                     , 2005, between Seller and Purchaser (the “Contract”), for the purchase and sale of the property described on EXHIBIT ”A” attached hereto and made a part hereof (the “Property”), Seller certifies that except as may be set forth to the contrary in EXHIBIT ”B” attached hereto and made a part hereof, all of the representations and warranties of Seller contained in Section 4.1 of the Contract remain true and correct in all material respects as of the date hereof.

The representations and warranties contained herein and in Section 4.1 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Seller shall be of no further force or effect except that with respect to any particular alleged breach, Purchaser shall give Seller written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Seller with respect thereto within one hundred twenty (120) days after the giving of such notice.

Remainder of Page Intentionally Left Blank

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed by its duly authorized representatives as of the day and year first above written.

“ASSIGNOR”
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

2

EXHIBIT “A”

LEGAL DESCRIPTION

EXHIBIT “B”

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

SCHEDULE 7

FORM OF SELLER’S FIRPTA AFFIDAVIT

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (the “Seller”), the Seller hereby certifies as follows:

1. The Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Seller is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Income Tax Regulations;

3. The Seller’s U.S. employer identification number is             ; and

4. The Seller’s office address is 6200 The Corners Parkway, Atlanta, Georgia 30092.

The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

This Certificate is made with the knowledge that                     , a                    , will rely upon this Certificate in purchasing that certain real property from Seller more particularly described on Exhibit A attached hereto.

Under penalties of perjury I declare that I have examined this Certification and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Seller.

Date:	, 2005	(Seal)

By:

THIS CERTIFICATION MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE.

SCHEDULE 8

FORM OF ASSIGNMENT OF LETTER OF CREDIT

ASSIGNMENT OF LETTER OF CREDIT

THIS ASSIGNMENT OF LETTER OF CREDIT (this “Assignment”) dated as of the      day of             , 2005, is made by and among THE FUND IX, FUND X, FUND XI AND REIT JOINT VENTURE, a Georgia joint venture (“Assignor”), and                     , a                      (“Assignee”).

WITNESSETH:

WHEREAS, pursuant to that certain Agreement for the Purchase and Sale of Property, dated as of                     , 2005, between Assignor, as seller, and Assignee, as purchaser (the “Purchase Agreement”), for the purchase and sale of certain property as more particularly defined in the Purchase Agreement, Assignor has today sold to Assignee, and Assignee has purchased from Assignor, all of Assignor’s right, title and interest in and to that certain improved real property defined in the Purchase Agreement as the “Property”, located in Knoxville, Knox County, Tennessee, (herein referred to the “Property”); and

WHEREAS, contemporaneously with the execution and delivery hereof, and in connection with the closing of the sale and purchase of the Property, Assignor has assigned to Assignee all of such Assignor’s right, title and interest in and to that certain lease affecting the Property as more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Lease”); and

WHEREAS, Assignor is the beneficiary of that certain letter of credit as more particularly described on Exhibit “B” attached hereto and made a part hereof (the “Letter of Credit”), which Letter of Credit was posted by the tenant (the “Tenant”) of the Property as more particularly described on the attached Exhibit “A” as the security required pursuant to the Tenant’s Lease with respect to the premises leased by each the Tenant at the Property; and

WHEREAS, in connection with Assignor’s assignment of its interests in the Lease to Assignee, Assignor desires to assign its interest in and to the Letter of Credit to Assignee;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby agree as follows:

1. Assignment of Letter of Credit. Assignor hereby assigns, transfers and conveys to Assignee, all of Assignor’s right, title and interest in, to and under the Letter of Credit.

2. New Letter of Credit. Within five (5) Business Days of the date hereof, Assignee agrees to provide the bank or financial institution that issued the Letter of Credit (the “Bank”) with all reasonably necessary forms and information that will enable the Bank to issue an amendment to or a replacement letter of credit (a “Replacement Letter of Credit”), naming Assignee and its successors and assigns as the beneficiary thereof. Except for such change in the name of the beneficiary, and such other changes as may be requested by Assignee and approved by the Tenant, the Replacement Letter of Credit shall otherwise be in the same form and amount as the Letter of Credit so amended or replaced. Except to the extent paid by the Tenant, Assignee shall pay all fees and costs charged by the Bank in connection with the issuance of the Replacement Letter of Credit by the Bank. “Business Days” means each day Monday through Friday, exclusive of any recognized United States holiday or a day on which banks in Atlanta, Georgia or New York, New York are permitted or required to be closed for business.

3. Presentment.

(a) Until such time as the Letter of Credit is replaced by a Replacement Letter of Credit, Assignor shall cooperate with Assignee in drawing upon, or in presenting for payment, the Letter of Credit, and upon the written request of Assignee given no less than three (3) Business Days in advance and at least ten (10) days prior to the expiration of the Letter of Credit and accompanied by specific written instructions indicating that the landlord under the Lease is entitled to draw upon the Letter of Credit, Assignor will draw upon or present for payment the Letter of Credit, and remit the proceeds of such draw or presentment actually received by Assignor to Assignee.

(b) Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all loss, cost, damage, expense or liability that Assignor may incur in connection with Assignor drawing upon or presenting for payment the Letter of Credit at the specific request of Assignee, except for the negligence or willful misconduct of Assignor in connection with the presentment or failure to present for payment the Letter of Credit in accordance with the timely request and specific written instructions of Assignee.

4. Further Assurances. Assignor and Assignee shall each execute, acknowledge and deliver all such instruments and take all such action as may be reasonably required to assign the Letter of Credit, and obtain the Replacement Letter of Credit, pursuant to the terms of this Assignment. In no event and under no circumstances, however, shall Assignor have any liability to Assignee for the failure or refusal of any issuing bank to honor a presentment of the Letter of Credit herein assigned to Assignor, or any Replacement Letter of Credit, unless such failure or refusal is the result of the negligence or intentional misconduct or failure of Assignor to present the Letter of Credit for payment in accordance with the timely and specific written instructions of Assignee and as provide in 3(a) above; nor shall Assignor have any liability to Assignee for the failure or refusal of any issuing bank to issue a Replacement Letter of Credit to Assignee unless such failure or refusal is the result of the negligence or intentional misconduct of Assignor.

5. Binding Effect. This Assignment shall inure to the benefit of and be binding upon Assignor and Assignee, their respective legal representatives, successors and assigns. This Assignment may be executed in counterparts, each of which shall be deemed an original and all of such counterparts together shall constitute one and the same Assignment. This Assignment shall be governed and construed in accordance with the laws of the State of Georgia.

IN WITNESS WHEREOF, this Assignment has been executed as of the date set forth above.

“ASSIGNEE”:
,
a

By:
Name:
Title:
(CORPORATE SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

“ASSIGNOR”
THE FUND IX, FUND X, FUND XI and REIT JOINT VENTURE

By:	Wells Real Estate Fund IX, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund X, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Real Estate Fund XI, L.P., a
Georgia limited partnership

	By:	Wells Partners, L.P., a Georgia limited partnership, general partner

		By:	Wells Capital, Inc., a Georgia corporation, general partner

By:
Name:
Title:

By:	Wells Operating Partnership, L.P., a
Delaware limited partnership

	By:	Wells Real Estate Investment Trust, Inc., a Maryland corporation, general partner

By:
Name:
Title:

EXHIBIT “A”

LEASE

EXHIBIT “B”

LETTER OF CREDIT

SCHEDULE 9

FORM OF PURCHASER’S CERTIFICATE

(AS TO PURCHASER’S REPRESENTATIONS AND WARRANTIES)

PURCHASER’S CERTIFICATE AS TO REPRESENTATIONS

THIS PURCHASER’S CERTIFICATE AS TO REPRESENTATIONS (this “Certificate”) is given and made by                      (“Purchaser”), this      day of             , 2005, for the benefit of The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture (“Seller”).

Pursuant to the provisions of that certain Purchase and Sale Agreement, dated as of                     , 2005, between Seller and Purchaser (the “Contract”), for the purchase and sale of certain real property more particularly described on EXHIBIT “A” attached hereto, Purchaser certifies that except as may be set forth to the contrary in EXHIBIT “B” attached hereto and made a part hereof, all of the representations and warranties of Purchaser contained in Section 4.4 of the Contract remain true and correct in all material respects as of the date hereof.

The representations and warranties contained herein and in Section 4.4 of the Contract shall survive for the period specified in Section 11.4 of the Contract, and upon the expiration of the applicable survival period, such representations and warranties of Purchaser shall be of no further force or effect except that with respect to any particular alleged breach, Seller shall give Purchaser written notice prior to the expiration of the survival period of such alleged breach with reasonable detail as to the nature of such breach and files an action against Purchaser with respect thereto within one hundred twenty (120) days after the giving of such notice.

IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed by its duly authorized representative as of the day and year first above written.

“PURCHASER”

,
a

By:
Name:
Title:
(CORPORATE SEAL)

EXHIBIT “A”

LEGAL DESCRIPTION

EXHIBIT “B”

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES